Exhibit 99.2

Supplemental Information

Second Quarter 2007

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

1

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Income statement
Net interest income	$16,654	$17,406	$8,386	$8,268	$8,599	$8,586	$8,630
Noninterest income (1)	21,064	18,504	11,177	9,887	9,887	9,598	9,589
Total revenue, net of interest expense	37,718	35,910	19,563	18,155	18,486	18,184	18,219
Provision for credit losses	3,045	2,275	1,810	1,235	1,570	1,165	1,005
Noninterest expense	18,190	17,641	9,093	9,097	9,093	8,863	8,717
Income tax expense	5,467	5,533	2,899	2,568	2,567	2,740	3,022
Net income	11,016	10,461	5,761	5,255	5,256	5,416	5,475
Diluted earnings per common share	2.44	2.25	1.28	1.16	1.16	1.18	1.19
Average diluted common shares issued and outstanding	4,487,224	4,636,959	4,476,799	4,497,028	4,536,696	4,570,558	4,601,169
Dividends paid per common share	$1.12	$1.00	$0.56	$0.56	$0.56	$0.56	$0.50

Performance ratios
Return on average assets	1.44%	1.47%	1.48%	1.40%	1.39%	1.43%	1.51%
Return on average common shareholders’ equity	16.86	16.34	17.55	16.16	15.76	16.64	17.26

At period end
Book value per share of common stock	$29.95	$28.17	$29.95	$29.74	$29.70	$29.52	$28.17
Tangible book value per share of common stock (2)	15.11	13.58	15.11	14.94	14.97	14.88	13.58
Market price per share of common stock:
Closing price	$48.89	$48.10	$48.89	$51.02	$53.39	$53.57	$48.10
High closing price for the period	54.05	50.47	51.82	54.05	54.90	53.57	50.47
Low closing price for the period	48.80	43.09	48.80	49.46	51.66	47.98	45.48
Market capitalization	216,922	217,794	216,922	226,481	238,021	240,966	217,794

Number of banking centers - domestic	5,749	5,779	5,749	5,737	5,747	5,722	5,779
Number of branded ATMs - domestic	17,183	16,984	17,183	17,117	17,079	16,846	16,984
Full-time equivalent employees	195,675	201,898	195,675	199,429	203,425	200,220	201,898

(1)	Effective April 1, 2007, the Corporation changed its income statement presentation to reflect gains (losses) on sales of debt securities as a component of noninterest income.
(2)	Tangible book value per share of common stock is a non-GAAP measure. For a corresponding reconciliation to a GAAP financial measure, see Supplemental Financial Data on page 3. We believe the use of this non-GAAP measure provides additional clarity in assessing the results of the Corporation.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006

Net interest income	$17,378	$17,966	$8,781	$8,597	$8,955	$8,894	$8,926
Total revenue, net of interest expense (1)	38,442	36,470	19,958	18,484	18,842	18,492	18,515
Net interest yield	2.60%	2.91%	2.59%	2.61%	2.75%	2.73%	2.85%
Efficiency ratio	47.32	48.37	45.56	49.22	48.26	47.93	47.08

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Return on average common shareholders’ equity and return on average tangible shareholders’ equity utilize non-GAAP allocation methodologies. Return on average common shareholders’ equity measures the earnings contribution of a unit as a percentage of the shareholders’ equity allocated to that unit. Return on average tangible shareholders’ equity measures the earnings contribution of the Corporation as a percentage of shareholders’ equity reduced by goodwill. These measures are used to evaluate our use of equity (i.e., capital) at the individual unit level and are integral components in the analytics for resource allocation. The efficiency ratio measures the costs expended to generate a dollar of revenue. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, and the six months ended June 30, 2007 and 2006.

Reconciliation of net income to operating earnings

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Net income	$11,016	$10,461	$5,761	$5,255	$5,256	$5,416	$5,475
Merger and restructuring charges	186	292	75	111	244	269	194
Related income tax benefit	(69)	(108)	(28)	(41)	(90)	(100)	(71)
Operating earnings	$11,133	$10,645	$5,808	$5,325	$5,410	$5,585	$5,598

Reconciliation of ending common shareholders’ equity to ending common tangible shareholders’ equity

Ending common shareholders’ equity	$132,900	$127,570	$132,900	$132,005	$132,421	$132,771	$127,570
Ending goodwill	(65,845)	(66,095)	(65,845)	(65,696)	(65,662)	(65,818)	(66,095)
Ending common tangible shareholders’ equity	$67,055	$61,475	$67,055	$66,309	$66,759	$66,953	$61,475

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Average shareholders’ equity	$133,569	$129,253	$133,551	$133,588	$134,047	$129,262	$127,373
Average goodwill	(65,703)	(66,160)	(65,704)	(65,703)	(65,766)	(66,077)	(66,226)
Average tangible shareholders’ equity	$67,866	$63,093	$67,847	$67,885	$68,281	$63,185	$61,147

Operating basis

Return on average assets	1.46%	1.49%	1.49%	1.42%	1.44%	1.48%	1.54%
Return on average common shareholders’ equity	17.04	16.63	17.70	16.38	16.22	17.16	17.65
Return on average tangible shareholders’ equity	33.08	34.02	34.34	31.81	31.44	35.07	36.72
Efficiency ratio (2)	46.83	47.57	45.18	48.62	46.96	46.48	46.03

(1)	Effective April 1, 2007, the Corporation changed its income statement presentation to reflect gains (losses) on sales of debt securities as a component of noninterest income.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Interest income
Interest and fees on loans and leases	$26,207	$22,931	$13,323	$12,884	$12,705	$12,638	$11,804
Interest on debt securities	4,712	6,135	2,332	2,380	2,440	3,080	3,121
Federal funds sold and securities purchased under agreements to resell	4,135	3,609	2,156	1,979	2,068	2,146	1,900
Trading account assets	4,540	3,175	2,267	2,273	2,201	1,856	1,627
Other interest income	2,198	1,572	1,154	1,044	1,077	952	845
Total interest income	41,792	37,422	21,232	20,560	20,491	20,672	19,297
Interest expense
Deposits	8,295	6,515	4,261	4,034	3,989	3,976	3,508
Short-term borrowings	10,855	9,151	5,537	5,318	5,222	5,467	4,842
Trading account liabilities	1,713	1,113	821	892	800	727	596
Long-term debt	4,275	3,237	2,227	2,048	1,881	1,916	1,721
Total interest expense	25,138	20,016	12,846	12,292	11,892	12,086	10,667
Net interest income	16,654	17,406	8,386	8,268	8,599	8,586	8,630

Noninterest income
Card income	6,891	7,098	3,558	3,333	3,719	3,473	3,664
Service charges	4,272	3,978	2,200	2,072	2,099	2,147	2,077
Investment and brokerage services	2,342	2,249	1,193	1,149	1,122	1,085	1,146
Investment banking income	1,412	1,113	774	638	694	510	612
Equity investment gains	2,843	1,417	1,829	1,014	1,067	705	699
Trading account profits	1,762	1,975	890	872	460	731	915
Mortgage banking income	361	226	148	213	126	189	89
Gains (losses) on sales of debt securities (1)	64	5	2	62	21	(469)	(9)
Other income	1,117	443	583	534	579	1,227	396
Total noninterest income	21,064	18,504	11,177	9,887	9,887	9,598	9,589
Total revenue, net of interest expense	37,718	35,910	19,563	18,155	18,486	18,184	18,219

Provision for credit losses	3,045	2,275	1,810	1,235	1,570	1,165	1,005

Noninterest expense
Personnel	9,762	9,293	4,737	5,025	4,444	4,474	4,480
Occupancy	1,457	1,404	744	713	726	696	703
Equipment	682	660	332	350	351	318	316
Marketing	1,092	1,126	537	555	623	587	551
Professional fees	512	451	283	229	368	259	233
Amortization of intangibles	780	881	391	389	433	441	441
Data processing	909	819	472	437	487	426	409
Telecommunications	495	448	244	251	260	237	228
Other general operating	2,315	2,267	1,278	1,037	1,157	1,156	1,162
Merger and restructuring charges	186	292	75	111	244	269	194
Total noninterest expense	18,190	17,641	9,093	9,097	9,093	8,863	8,717
Income before income taxes	16,483	15,994	8,660	7,823	7,823	8,156	8,497
Income tax expense	5,467	5,533	2,899	2,568	2,567	2,740	3,022
Net income	$11,016	$10,461	$5,761	$5,255	$5,256	$5,416	$5,475
Preferred stock dividends	86	9	40	46	13	-	4
Net income available to common shareholders	$10,930	$10,452	$5,721	$5,209	$5,243	$5,416	$5,471

Per common share information
Earnings	$2.47	$2.29	$1.29	$1.18	$1.17	$1.20	$1.21
Diluted earnings	2.44	2.25	1.28	1.16	1.16	1.18	1.19
Dividends paid	1.12	1.00	0.56	0.56	0.56	0.56	0.50
Average common shares issued and outstanding	4,426,046	4,572,013	4,419,246	4,432,664	4,464,110	4,499,704	4,534,627
Average diluted common shares issued and outstanding	4,487,224	4,636,959	4,476,799	4,497,028	4,536,696	4,570,558	4,601,169

(1)	Effective April 1, 2007, the Corporation changed its income statement presentation to reflect gains (losses) on sales of debt securities as a component of noninterest income.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)

	June 30 2007	March 31 2007	June 30 2006
Assets
Cash and cash equivalents	$35,499	$31,549	$34,545
Time deposits placed and other short-term investments	13,151	12,037	14,652
Federal funds sold and securities purchased under agreements to resell	131,658	138,646	136,645
Trading account assets	182,404	174,218	134,708
Derivative assets	29,810	25,279	25,526
Debt securities:
Available-for-sale	172,332	180,961	235,785
Held-to-maturity, at cost	995	925	61
Total debt securities	173,327	181,886	235,846
Loans and leases	758,635	723,633	667,953
Allowance for loan and lease losses	(9,060)	(8,732)	(9,080)
Loans and leases, net of allowance	749,575	714,901	658,873
Premises and equipment, net	9,482	9,271	9,334
Mortgage servicing rights (includes $3,269; $2,963 and $3,083 measured at fair value)	3,508	3,141	3,231
Goodwill	65,845	65,696	66,095
Intangible assets	8,720	9,217	10,338
Other assets	131,380	136,316	115,400
Total assets	$1,534,359	$1,502,157	$1,445,193

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$172,573	$174,082	$177,209
Interest-bearing	422,201	425,197	410,940
Deposits in foreign offices:
Noninterest-bearing	3,006	3,346	6,765
Interest-bearing	101,629	90,176	81,951
Total deposits	699,409	692,801	676,865
Federal funds purchased and securities sold under agreements to repurchase	221,064	234,413	259,108
Trading account liabilities	75,070	77,289	57,486
Derivative liabilities	25,141	17,946	18,633
Commercial paper and other short-term borrowings	159,542	156,844	136,886
Accrued expenses and other liabilities (includes $376, $374 and $395 of reserve for unfunded lending commitments)	49,065	35,446	39,318
Long-term debt	169,317	152,562	129,056
Total liabilities	1,398,608	1,367,301	1,317,352
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 121,739; 121,739 and 1,090,189 shares	2,851	2,851	271
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,436,935,963; 4,439,069,837 and 4,527,940,943 shares	60,349	60,536	65,822
Retained earnings (1)	83,223	79,996	73,393
Accumulated other comprehensive income (loss) (2)	(9,957)	(7,660)	(10,973)
Other	(715)	(867)	(672)
Total shareholders’ equity	135,751	134,856	127,841
Total liabilities and shareholders’ equity	$1,534,359	$1,502,157	$1,445,193

(1)	Effective January 1, 2007, the Corporation adopted Financial Accounting Standards Board (FASB) Staff Position No. FAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” (FSP 13-2). The adoption of FSP 13-2 reduced the beginning balance of retained earnings by $1,381 million, net of tax, with a corresponding offset decreasing the net investment in leveraged leases. Effective January 1, 2007, the Corporation adopted Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” and SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159) which reduced the beginning balance of retained earnings by $208 million, net of tax. In addition, the Corporation adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (FIN 48). The adoption of FIN 48 reduced the beginning balance of retained earnings by $146 million.
(2)	Effective December 31, 2006, the Corporation adopted SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R)”, which reduced accumulated other comprehensive income (loss) by approximately $1,308 million, net of tax.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation

Capital Management

(Dollars in millions)

	Second Quarter 2007 (1)	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
Risk-based capital:
Tier 1 capital	$94,979	$91,112	$91,064	$88,085	$84,978
Total capital	135,059	126,958	125,226	119,074	114,738
Risk-weighted assets	1,115,150	1,062,883	1,054,533	1,039,283	1,019,828
Tier 1 capital ratio	8.52%	8.57%	8.64%	8.48%	8.33%
Total capital ratio	12.11	11.94	11.88	11.46	11.25
Tangible equity ratio (2)	4.19	4.20	4.35	4.22	3.76
Tier 1 leverage ratio	6.33	6.25	6.36	6.16	6.13

(1)	Preliminary data on risk-based capital
(2)	Tangible equity ratio equals shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.

Share Repurchase Program

13.5 million common shares were repurchased in the second quarter of 2007 as a part of an ongoing share repurchase program.

201.6 million shares remain outstanding under the 2006 and 2007 authorized programs.

11.3 million shares were issued in the second quarter of 2007.

*Preliminary data on risk-based capital

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation

Core Net Interest Income - Managed Basis

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Net interest income
As reported (1)	$17,378	$17,966	$8,781	$8,597	$8,955	$8,894	$8,926
Impact of market-based net interest income (2)	(1,119)	(792)	(635)	(484)	(488)	(376)	(380)

Core net interest income	16,259	17,174	8,146	8,113	8,467	8,518	8,546
Impact of securitizations (3)	3,811	3,435	1,952	1,859	1,850	1,760	1,710

Core net interest income - managed basis	$20,070	$20,609	$10,098	$9,972	$10,317	$10,278	$10,256

Average earning assets
As reported	$1,340,172	$1,236,848	$1,358,199	$1,321,946	$1,299,461	$1,302,366	$1,253,895
Impact of market-based earning assets (2)	(416,928)	(347,170)	(425,647)	(408,113)	(405,811)	(376,010)	(357,617)

Core average earning assets	923,244	889,678	932,552	913,833	893,650	926,356	896,278
Impact of securitizations	102,442	96,523	102,357	102,529	100,786	98,722	96,776

Core average earning assets - managed basis	$1,025,686	$986,201	$1,034,909	$1,016,362	$994,436	$1,025,078	$993,054

Net interest yield contribution
As reported (1)	2.60%	2.91%	2.59%	2.61%	2.75%	2.73%	2.85%
Impact of market-based activities	0.93	0.96	0.91	0.95	1.03	0.94	0.97

Core net interest yield on earning assets	3.53	3.87	3.50	3.56	3.78	3.67	3.82
Impact of securitizations	0.39	0.32	0.41	0.38	0.36	0.33	0.31

Core net interest yield on earning assets - managed basis	3.92%	4.19%	3.91%	3.94%	4.14%	4.00%	4.13%

(1)	Fully taxable-equivalent basis
(2)	Represents market-based amounts included in the Capital Markets and Advisory Services business within Global Corporate and Investment Banking.
(3)	Represents the impact of securitizations utilizing actual bond costs. This is different from the segment view which utilizes funds transfer pricing methodologies.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Second Quarter 2007			First Quarter 2007			Second Quarter 2006 (1)
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$15,310	$188	4.92%	$15,023	$169	4.57%	$16,691	$168	4.05%
Federal funds sold and securities purchased under agreements to resell	166,258	2,156	5.19	166,195	1,979	4.79	179,104	1,900	4.25
Trading account assets	188,287	2,364	5.03	175,249	2,357	5.41	133,556	1,712	5.13
Debt securities (2)	177,834	2,394	5.39	186,498	2,451	5.27	236,967	3,162	5.34
Loans and leases (3):
Residential mortgage	260,099	3,708	5.70	246,618	3,504	5.69	197,228	2,731	5.54
Credit card - domestic	56,235	1,777	12.67	57,720	1,887	13.26	64,980	2,168	13.38
Credit card - foreign	11,946	350	11.76	11,133	317	11.55	8,305	269	12.97
Home equity (4)	94,267	1,779	7.57	89,559	1,679	7.60	75,894	1,378	7.28
Direct/Indirect consumer	64,227	1,354	8.46	60,157	1,221	8.23	48,003	910	7.59
Other consumer (5)	8,101	187	9.28	8,809	204	9.36	10,804	294	10.95
Total consumer	494,875	9,155	7.41	473,996	8,812	7.50	405,214	7,750	7.66
Commercial - domestic	166,529	3,039	7.32	163,620	2,934	7.27	148,445	2,695	7.28
Commercial real estate (6)	36,788	687	7.49	36,117	672	7.55	36,749	680	7.41
Commercial lease financing	19,784	217	4.40	19,651	175	3.55	20,896	262	5.01
Commercial - foreign	22,223	319	5.75	20,658	330	6.48	24,345	456	7.52
Total commercial	245,324	4,262	6.97	240,046	4,111	6.94	230,435	4,093	7.12
Total loans and leases	740,199	13,417	7.26	714,042	12,923	7.31	635,649	11,843	7.47
Other earning assets	70,311	1,108	6.31	64,939	1,010	6.28	51,928	808	6.24
Total earning assets (7)	1,358,199	21,627	6.38	1,321,946	20,889	6.37	1,253,895	19,593	6.26
Cash and cash equivalents	33,689			33,623			35,070
Other assets, less allowance for loan and lease losses	169,761			165,849			167,039
Total assets	$1,561,649			$1,521,418			$1,456,004

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$33,039	$47	0.58%	$32,773	$41	0.50%	$35,681	$76	0.84%
NOW and money market deposit accounts	212,330	987	1.86	212,249	936	1.79	221,198	996	1.81
Consumer CDs and IRAs	161,703	1,857	4.61	159,505	1,832	4.66	141,408	1,393	3.95
Negotiable CDs, public funds and other time deposits	16,256	191	4.70	13,376	136	4.12	13,005	123	3.80
Total domestic interest-bearing deposits	423,328	3,082	2.92	417,903	2,945	2.86	411,292	2,588	2.52
Foreign interest-bearing deposits:
Banks located in foreign countries	41,940	522	4.99	40,372	531	5.34	32,456	489	6.05
Governments and official institutions	17,868	224	5.02	14,482	178	4.98	13,428	155	4.63
Time, savings and other	40,335	433	4.31	39,534	380	3.90	37,178	276	2.98
Total foreign interest-bearing deposits	100,143	1,179	4.72	94,388	1,089	4.68	83,062	920	4.44
Total interest-bearing deposits	523,471	4,261	3.27	512,291	4,034	3.19	494,354	3,508	2.85
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	419,260	5,537	5.30	414,104	5,318	5.20	408,734	4,842	4.75
Trading account liabilities	85,550	821	3.85	77,635	892	4.66	61,263	596	3.90
Long-term debt	158,500	2,227	5.62	148,627	2,048	5.51	125,620	1,721	5.48
Total interest-bearing liabilities (7)	1,186,781	12,846	4.34	1,152,657	12,292	4.31	1,089,971	10,667	3.92
Noninterest-bearing sources:
Noninterest-bearing deposits	173,564			174,413			180,442
Other liabilities	67,753			60,760			58,218
Shareholders’ equity	133,551			133,588			127,373
Total liabilities and shareholders’ equity	$1,561,649			$1,521,418			$1,456,004
Net interest spread			2.04%			2.06%			2.34%
Impact of noninterest-bearing sources			0.55			0.55			0.51
Net interest income/yield on earning assets		$8,781	2.59%		$8,597	2.61%		$8,926	2.85%

(1)	Interest income (FTE basis) for the three months ended June 30, 2006, does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to net interest income and net interest yield on earning assets of this retroactive tax adjustment was a reduction of $270 million and 9 bps, respectively, for the three months ended June 30, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for net interest income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.
(2)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(4)	Includes home equity loans of $15.6 billion and $13.5 billion in the second and first quarters of 2007 and $8.7 billion in the second quarter of 2006.
(5)	Includes consumer finance loans of $3.4 billion and $3.0 billion in the second and first quarters of 2007 and $3.0 billion in the second quarter of 2006, and foreign consumer loans of $4.7 billion and $5.8 billion in the second and first quarters of 2007 and $7.8 billion in the second quarter of 2006.
(6)	Includes domestic commercial real estate loans of $36.2 billion and $35.5 billion in the second and first quarters of 2007 and $36.0 billion in the second quarter of 2006.
(7)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $117 million and $121 million in the second and first quarters of 2007 and $54 million in the second quarter of 2006. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $207 million and $179 million in the second and first quarters of 2007 and $87 million in the second quarter of 2006.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Second Quarter 2007			First Quarter 2007			Second Quarter 2006
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$15,310	$198	5.20%	$15,023	$196	5.29%	$16,691	$181	4.36%
Federal funds sold and securities purchased under agreements to resell (2)	166,258	2,256	5.43	166,195	2,085	5.04	179,104	2,014	4.50
Trading account assets	188,287	2,364	5.03	175,249	2,357	5.41	133,556	1,712	5.13
Debt securities (2)	177,834	2,401	5.40	186,498	2,455	5.27	236,967	3,164	5.34
Loans and leases:
Residential mortgage	260,099	3,708	5.70	246,618	3,504	5.69	197,228	2,731	5.54
Credit card - domestic	56,235	1,777	12.67	57,720	1,887	13.26	64,980	2,168	13.38
Credit card - foreign	11,946	350	11.76	11,133	317	11.55	8,305	269	12.97
Home equity	94,267	1,779	7.57	89,559	1,679	7.60	75,894	1,378	7.28
Direct/Indirect consumer	64,227	1,354	8.46	60,157	1,221	8.23	48,003	910	7.59
Other consumer	8,101	187	9.28	8,809	204	9.36	10,804	294	10.95
Total consumer	494,875	9,155	7.41	473,996	8,812	7.50	405,214	7,750	7.66
Commercial - domestic (2)	166,529	3,048	7.34	163,620	2,933	7.27	148,445	2,619	7.08
Commercial real estate	36,788	687	7.49	36,117	672	7.55	36,749	680	7.41
Commercial lease financing	19,784	217	4.40	19,651	175	3.55	20,896	262	5.01
Commercial - foreign (2)	22,223	302	5.45	20,658	312	6.12	24,345	455	7.50
Total commercial	245,324	4,254	6.95	240,046	4,092	6.91	230,435	4,016	6.99
Total loans and leases	740,199	13,409	7.26	714,042	12,904	7.30	635,649	11,766	7.42
Other earning assets (2)	70,311	1,116	6.36	64,939	1,013	6.29	51,928	810	6.25
Total earning assets - excluding hedge impact	1,358,199	21,744	6.41	1,321,946	21,010	6.41	1,253,895	19,647	6.28
Net hedge income (expense) on assets		(117)			(121)			(54)
Total earning assets - including hedge impact	1,358,199	21,627	6.38	1,321,946	20,889	6.37	1,253,895	19,593	6.26
Cash and cash equivalents	33,689			33,623			35,070
Other assets, less allowance for loan and lease losses	169,761			165,849			167,039
Total assets	$1,561,649			$1,521,418			$1,456,004

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$33,039	$47	0.58%	$32,773	$41	0.50%	$35,681	$76	0.84%
NOW and money market deposit accounts (2)	212,330	983	1.86	212,249	931	1.78	221,198	995	1.80
Consumer CDs and IRAs (2)	161,703	1,699	4.22	159,505	1,638	4.16	141,408	1,230	3.49
Negotiable CDs, public funds and other time deposits (2)	16,256	188	4.64	13,376	134	4.05	13,005	121	3.74
Total domestic interest-bearing deposits	423,328	2,917	2.76	417,903	2,744	2.66	411,292	2,422	2.36
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	41,940	520	4.97	40,372	529	5.32	32,456	476	5.88
Governments and official institutions	17,868	224	5.02	14,482	178	4.98	13,428	155	4.63
Time, savings and other	40,335	433	4.31	39,534	380	3.90	37,178	276	2.98
Total foreign interest-bearing deposits	100,143	1,177	4.71	94,388	1,087	4.67	83,062	907	4.38
Total interest-bearing deposits	523,471	4,094	3.14	512,291	3,831	3.03	494,354	3,329	2.70
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	419,260	5,650	5.40	414,104	5,466	5.35	408,734	5,021	4.93
Trading account liabilities	85,550	821	3.85	77,635	892	4.66	61,263	596	3.90
Long-term debt (2)	158,500	2,074	5.24	148,627	1,924	5.18	125,620	1,634	5.20
Total interest-bearing liabilities - excluding hedge impact	1,186,781	12,639	4.27	1,152,657	12,113	4.25	1,089,971	10,580	3.89
Net hedge (income) expense on liabilities		207			179			87
Total interest-bearing liabilities - including hedge impact	1,186,781	12,846	4.34	1,152,657	12,292	4.31	1,089,971	10,667	3.92
Noninterest-bearing sources:
Noninterest-bearing deposits	173,564			174,413			180,442
Other liabilities	67,753			60,760			58,218
Shareholders’ equity	133,551			133,588			127,373
Total liabilities and shareholders' equity	$1,561,649			$1,521,418			$1,456,004
Net interest spread			2.14			2.16			2.39
Impact of noninterest-bearing sources			0.54			0.54			0.51
Net interest income/yield on earning assets - excluding hedge impact		$9,105	2.68%		$8,897	2.70%		$9,067	2.90%
Net impact of hedge income (expense)		(324)	(0.09)		(300)	(0.09)		(141)	(0.05)
Net interest income/yield on earning assets		$8,781	2.59%		$8,597	2.61%		$8,926	2.85%

(1)    This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.

(2)    The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2007			First Quarter 2007			Second Quarter 2006
Time deposits placed and other short-term investments	$(10)			$(27)			$(13)
Federal funds sold and securities purchased under agreements to resell	(100)			(106)			(114)
Debt securities	(7)			(4)			(2)
Commercial - domestic	(9)			1			76
Commercial - foreign	17			18			1
Other earning assets	(8)			(3)			(2)
Net hedge income (expense) on assets	$(117)			$(121)			$(54)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$4			$5			$1
Consumer CDs and IRAs	158			194			163
Negotiable CDs, public funds and other time deposits	3			2			2
Banks located in foreign countries	2			2			13
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	(113)			(148)			(179)
Long-term debt	153			124			87
Net hedge (income) expense on liabilities	$207			$179			$87

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Six Months Ended June 30
	2007			2006 (1)
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$15,167	$357	4.75%	$15,525	$307	3.99%
Federal funds sold and securities purchased under agreements to resell	166,227	4,135	4.99	176,919	3,609	4.09
Trading account assets	181,804	4,721	5.21	133,459	3,335	5.01
Debt securities (2)	182,142	4,845	5.32	235,793	6,205	5.27
Loans and leases (3):
Residential mortgage	253,396	7,212	5.70	191,046	5,255	5.51
Credit card - domestic	56,973	3,664	12.97	66,566	4,348	13.17
Credit card - foreign	11,542	667	11.66	8,354	556	13.41
Home equity (4)	91,926	3,458	7.59	74,166	2,625	7.14
Direct/Indirect consumer	62,204	2,575	8.35	47,407	1,761	7.46
Other consumer (5)	8,452	391	9.32	10,581	566	10.77
Total consumer	484,493	17,967	7.46	398,120	15,111	7.63
Commercial - domestic	165,083	5,973	7.30	146,580	5,185	7.13
Commercial real estate (6)	36,454	1,359	7.52	36,713	1,312	7.20
Commercial lease financing	19,718	392	3.97	20,705	509	4.91
Commercial - foreign	21,445	649	6.10	23,745	883	7.50
Total commercial	242,700	8,373	6.95	227,743	7,889	6.98
Total loans and leases	727,193	26,340	7.29	625,863	23,000	7.40
Other earning assets	67,639	2,118	6.29	49,289	1,526	6.23
Total earning assets (7)	1,340,172	42,516	6.38	1,236,848	37,982	6.17
Cash and cash equivalents	33,656			34,964
Other assets, less allowance for loan and lease losses	167,816			164,486
Total assets	$1,541,644			$1,436,298

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,907	$88	0.54%	$35,616	$152	0.86%
NOW and money market deposit accounts	212,290	1,923	1.83	224,384	1,904	1.71
Consumer CDs and IRAs	160,610	3,689	4.63	138,256	2,570	3.75
Negotiable CDs, public funds and other time deposits	14,824	327	4.44	10,790	193	3.60
Total domestic interest-bearing deposits	420,631	6,027	2.89	409,046	4,819	2.38
Foreign interest-bearing deposits:
Banks located in foreign countries	41,160	1,053	5.16	31,292	913	5.88
Governments and official institutions	16,184	402	5.00	11,823	262	4.47
Time, savings and other	39,937	813	4.11	36,163	521	2.91
Total foreign interest-bearing deposits	97,281	2,268	4.70	79,278	1,696	4.32
Total interest-bearing deposits	517,912	8,295	3.23	488,324	6,515	2.69
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	416,696	10,855	5.25	404,339	9,151	4.56
Trading account liabilities	81,615	1,713	4.23	56,889	1,113	3.94
Long-term debt	153,591	4,275	5.57	121,343	3,237	5.34
Total interest-bearing liabilities (7)	1,169,814	25,138	4.33	1,070,895	20,016	3.76
Noninterest-bearing sources:
Noninterest-bearing deposits	173,986			179,026
Other liabilities	64,275			57,124
Shareholders’ equity	133,569			129,253
Total liabilities and shareholders’ equity	$1,541,644			$1,436,298
Net interest spread			2.05%			2.41%
Impact of noninterest-bearing sources			0.55			0.50
Net interest income/yield on earning assets		$17,378	2.60%		$17,966	2.91%

(1)	Interest income (FTE basis) for the six months ended June 30, 2006, does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to net interest income and net interest yield on earning assets of this retroactive tax adjustment was a reduction of $270 million and 4 bps, respectively, for the six months ended June 30, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for net interest income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.
(2)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(4)	Includes home equity loans of $14.5 billion and $8.5 billion for the six months ended June 30, 2007 and 2006.
(5)	Includes consumer finance loans of $3.2 billion and $3.0 billion, and foreign consumer loans of $5.3 billion and $7.6 billion for the six months ended June 30, 2007 and 2006.
(6)	Includes domestic commercial real estate loans of $35.8 billion and $36.0 billion for the six months ended June 30, 2007 and 2006.
(7)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $238 million and $46 million in the six months ended June 30, 2007 and 2006. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $386 million and $223 million in the six months ended June 30, 2007 and 2006.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Six Months Ended June 30
	2007			2006
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$15,167	$394	5.24%	$15,525	$323	4.20%
Federal funds sold and securities purchased under agreements to resell (2)	166,227	4,341	5.24	176,919	3,814	4.33
Trading account assets	181,804	4,721	5.21	133,459	3,335	5.01
Debt securities (2)	182,142	4,856	5.34	235,793	6,207	5.27
Loans and leases:
Residential mortgage	253,396	7,212	5.70	191,046	5,255	5.51
Credit card - domestic	56,973	3,664	12.97	66,566	4,348	13.17
Credit card - foreign	11,542	667	11.66	8,354	556	13.41
Home equity	91,926	3,458	7.59	74,166	2,625	7.14
Direct/Indirect consumer	62,204	2,575	8.35	47,407	1,761	7.46
Other consumer	8,452	391	9.32	10,581	566	10.77
Total consumer	484,493	17,967	7.46	398,120	15,111	7.63
Commercial - domestic (2)	165,083	5,981	7.31	146,580	4,998	6.87
Commercial real estate	36,454	1,359	7.52	36,713	1,312	7.20
Commercial lease financing	19,718	392	3.97	20,705	509	4.91
Commercial - foreign (2)	21,445	614	5.77	23,745	881	7.48
Total commercial	242,700	8,346	6.93	227,743	7,700	6.81
Total loans and leases	727,193	26,313	7.28	625,863	22,811	7.33
Other earning assets (2)	67,639	2,129	6.33	49,289	1,538	6.28
Total earning assets - excluding hedge impact	1,340,172	42,754	6.41	1,236,848	38,028	6.18
Net hedge income (expense) on assets		(238)			(46)
Total earning assets - including hedge impact	1,340,172	42,516	6.38	1,236,848	37,982	6.17
Cash and cash equivalents	33,656			34,964
Other assets, less allowance for loan and lease losses	167,816			164,486
Total assets	$1,541,644			$1,436,298

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,907	$88	0.54%	$35,616	$152	0.86%
NOW and money market deposit accounts (2)	212,290	1,914	1.82	224,384	1,901	1.73
Consumer CDs and IRAs (2)	160,610	3,337	4.19	138,256	2,252	3.28
Negotiable CDs, public funds and other time deposits (2)	14,824	322	4.38	10,790	189	3.53
Total domestic interest-bearing deposits	420,631	5,661	2.71	409,046	4,494	2.23
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	41,160	1,049	5.14	31,292	879	5.66
Governments and official institutions	16,184	402	5.00	11,823	262	4.47
Time, savings and other	39,937	813	4.11	36,163	521	2.91
Total foreign interest-bearing deposits	97,281	2,264	4.69	79,278	1,662	4.23
Total interest-bearing deposits	517,912	7,925	3.09	488,324	6,156	2.55
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	416,696	11,116	5.38	404,339	9,396	4.68
Trading account liabilities	81,615	1,713	4.23	56,889	1,113	3.94
Long-term debt (2)	153,591	3,998	5.21	121,343	3,128	5.16
Total interest-bearing liabilities - excluding hedge impact	1,169,814	24,752	4.26	1,070,895	19,793	3.73
Net hedge (income) expense on liabilities		386			223
Total interest-bearing liabilities - including hedge impact	1,169,814	25,138	4.33	1,070,895	20,016	3.76
Noninterest-bearing sources:
Noninterest-bearing deposits	173,986			179,026
Other liabilities	64,275			57,124
Shareholders’ equity	133,569			129,253
Total liabilities and shareholders’ equity	$1,541,644			$1,436,298
Net interest spread			2.15			2.45
Impact of noninterest-bearing sources			0.54			0.50
Net interest income/yield on earning assets - excluding hedge impact		$18,002	2.69%		$18,235	2.95%
Net impact of hedge income (expense)		(624)	(0.09)		(269)	(0.04)
Net interest income/yield on earning assets		$17,378	2.60%		$17,966	2.91%

(1)        This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.

(2)        The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Six Months Ended June 30
		2007			2006
Time deposits placed and other short-term investments		$(37)			$(16)
Federal funds sold and securities purchased under agreements to resell		(206)			(205)
Debt securities		(11)			(2)
Commercial - domestic		(8)			187
Commercial - foreign		35			2
Other earning assets		(11)			(12)
Net hedge income (expense) on assets		$(238)			$(46)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts		$9			$3
Consumer CDs and IRAs		352			318
Negotiable CDs, public funds and other time deposits		5			4
Banks located in foreign countries		4			34
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings		(261)			(245)
Long-term debt		277			109
Net hedge (income) expense on liabilities		$386			$223

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation

Business Segment View

Net Income

Six Months Ended June 30, 2007

Total Revenue, Net of Interest Expense (1, 2, 3)

Six Months Ended June 30, 2007

(1)	Fully taxable-equivalent basis
(2)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services, with a corresponding offset to All Other.
(3)	Total revenue, net of interest expense for All Other was less than one percent of the Corporation’s total revenue, net of interest expense for the six months ended June 30, 2007.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation

Global Consumer and Small Business Banking Segment Results (1, 2)

(Dollars in millions; except as noted)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Net interest income (3)	$14,179	$14,059	$7,150	$7,029	$7,156	$7,027	$6,967
Noninterest income:
Card income	5,127	4,635	2,676	2,451	2,707	2,446	2,528
Service charges	2,865	2,539	1,488	1,377	1,394	1,410	1,349
Mortgage banking income	599	415	297	302	247	215	210
Gains (losses) on sales of debt securities	(1)	(1)	-	(1)	(1)	-	-
All other income	593	571	328	265	258	382	323

Total noninterest income	9,183	8,159	4,789	4,394	4,605	4,453	4,410

Total revenue, net of interest expense	23,362	22,218	11,939	11,423	11,761	11,480	11,377

Provision for credit losses (4)	5,505	3,708	3,094	2,411	2,777	2,049	1,807
Noninterest expense	9,700	9,119	4,969	4,731	4,849	4,709	4,508

Income before income taxes	8,157	9,391	3,876	4,281	4,135	4,722	5,062
Income tax expense (3)	3,003	3,462	1,417	1,586	1,526	1,736	1,858

Net income	$5,154	$5,929	$2,459	$2,695	$2,609	$2,986	$3,204

Net interest yield (3)	8.27%	8.25%	8.29%	8.25%	8.39%	8.27%	8.15%
Return on average equity	16.67	18.42	15.80	17.56	16.64	18.84	20.14
Efficiency ratio (3)	41.52	41.04	41.62	41.42	41.23	41.02	39.62

Balance sheet (2)

Average
Total loans and leases	$312,701	$280,821	$317,246	$308,105	$299,615	$291,029	$282,390
Total earning assets (5)	345,803	343,753	346,045	345,558	338,577	337,045	343,093
Total assets (5)	401,026	396,434	401,425	400,622	393,419	393,002	396,054
Total deposits	326,647	334,413	326,741	326,552	327,962	332,578	336,105
Allocated equity	62,333	64,918	62,425	62,241	62,215	62,885	63,817

Period end
Total loans and leases	$324,452	$285,885	$324,452	$309,992	$307,661	$294,207	$285,885
Total earning assets (5)	344,765	337,138	344,765	349,737	339,604	340,133	337,138
Total assets (5)	402,195	396,150	402,195	407,697	398,313	398,226	396,150
Total deposits	326,978	338,827	326,978	334,968	329,245	332,844	338,827

Period end (in billions)
Mortgage servicing portfolio	$360.1	$313.0	$360.1	$345.1	$333.0	$323.3	$313.0

(1)	Global Consumer and Small Business Banking has three primary businesses: Deposits, Card Services and Consumer Real Estate. In addition, ALM/Other includes the results of ALM activities and other consumer-related businesses (e.g., insurance).
(2)	Presented on a managed basis, specifically Card Services. (See Exhibit A: Non-GAAP Reconciliations - Global Consumer and Small Business Banking - Reconciliation on page 41).
(3)	Fully taxable-equivalent basis
(4)	Represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Three Months Ended June 30, 2007
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$7,150	$2,378	$4,044	$546	$182
Noninterest income:
Card income	2,676	539	2,135	2	-
Service charges	1,488	1,487	-	1	-
Mortgage banking income	297	-	-	297	-
Gains (losses) on sales of debt securities	-	-	-	-	-
All other income	328	-	251	10	67

Total noninterest income	4,789	2,026	2,386	310	67

Total revenue, net of interest expense	11,939	4,404	6,430	856	249
Provision for credit losses (4)	3,094	56	2,857	125	56
Noninterest expense	4,969	2,254	2,058	508	149

Income before income taxes	3,876	2,094	1,515	223	44
Income tax expense (3)	1,417	765	554	82	16

Net income	$2,459	$1,329	$961	$141	$28

Net interest yield (3)	8.29%	3.03%	7.91%	2.07%	n/m
Return on average equity	15.80	35.80	8.74	14.92	n/m
Efficiency ratio (3)	41.62	51.19	32.00	59.26	n/m
Average - total loans and leases	$317,246	n/m	$204,332	$101,780	n/m
Average - total deposits	326,741	$320,282	n/m	n/m	n/m
Period end - total assets (5)	402,195	336,373	241,890	113,215	n/m

	Three Months Ended June 30, 2006
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$6,967	$2,372	$4,032	$478	$85
Noninterest income:
Card income	2,528	473	2,054	1	-
Service charges	1,349	1,348	-	1	-
Mortgage banking income	210	-	-	210	-
Gains (losses) on sales of debt securities	-	-	-	-	-
All other income	323	-	242	11	70

Total noninterest income	4,410	1,821	2,296	223	70

Total revenue, net of interest expense	11,377	4,193	6,328	701	155
Provision for credit losses (4)	1,807	30	1,733	15	29
Noninterest expense	4,508	2,126	1,883	413	86

Income before income taxes	5,062	2,037	2,712	273	40
Income tax expense (3)	1,858	748	997	100	13

Net income	$3,204	$1,289	$1,715	$173	$27

Net interest yield (3)	8.15%	2.93%	8.59%	2.16%	n/m
Return on average equity	20.14	35.63	15.02	22.87	n/m
Efficiency ratio (3)	39.62	50.70	29.76	58.94	n/m
Average - total loans and leases	$282,390	n/m	$187,898	$83,302	n/m
Average - total deposits	336,105	$329,902	n/m	n/m	n/m
Period end - total assets (5)	396,150	347,735	225,289	93,395	n/m

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the three months ended June 30, 2007 and 2006, a total of $2.9 billion and $2.1 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Six Months Ended June 30, 2007
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$14,179	$4,745	$8,035	$1,070	$329
Noninterest income:
Card income	5,127	1,038	4,086	3	-
Service charges	2,865	2,862	-	3	-
Mortgage banking income	599	-	-	599	-
Gains (losses) on sales of debt securities	(1)	-	-	-	(1)
All other income	593	-	440	20	133

Total noninterest income	9,183	3,900	4,526	625	132

Total revenue, net of interest expense	23,362	8,645	12,561	1,695	461
Provision for credit losses (4)	5,505	94	5,156	155	100
Noninterest expense	9,700	4,411	4,062	953	274

Income before income taxes	8,157	4,140	3,343	587	87
Income tax expense (3)	3,003	1,524	1,231	216	32

Net income	$5,154	$2,616	$2,112	$371	$55

Net interest yield (3)	8.27%	3.04%	7.96%	2.10%	n/m
Return on average equity	16.67	35.39	9.67	20.29	n/m
Efficiency ratio (3)	41.52	51.03	32.34	56.22	n/m
Average - total loans and leases	$312,701	n/m	$202,758	$98,721	n/m
Average - total deposits	326,647	$320,612	n/m	n/m	n/m
Period end - total assets (5)	402,195	336,373	241,890	113,215	n/m

	Six Months Ended June 30, 2006
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other

Net interest income (3)	$14,059	$4,660	$8,170	$974	$255
Noninterest income:
Card income	4,635	901	3,730	4	-
Service charges	2,539	2,538	-	1	-
Mortgage banking income	415	-	-	415	-
Gains (losses) on sales of debt securities	(1)	-	-	-	(1)
All other income	571	-	427	23	121

Total noninterest income	8,159	3,439	4,157	443	120

Total revenue, net of interest expense	22,218	8,099	12,327	1,417	375

Provision for credit losses (4)	3,708	58	3,542	29	79
Noninterest expense	9,119	4,321	3,803	819	176

Income before income taxes	9,391	3,720	4,982	569	120
Income tax expense (3)	3,462	1,372	1,838	210	42

Net income	$5,929	$2,348	$3,144	$359	$78

Net interest yield (3)	8.25%	2.91%	8.76%	2.23%	n/m
Return on average equity	18.42	32.62	13.93	23.72	n/m
Efficiency ratio (3)	41.04	53.36	30.85	57.75	n/m
Average - total loans and leases	$280,821	n/m	$187,222	$82,372	n/m
Average - total deposits	334,413	$328,557	n/m	n/m	n/m
Period end - total assets (5)	396,150	347,735	225,289	93,395	n/m

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the six months ended June 30, 2007 and 2006, a total of $6.4 billion and $5.3 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation

Global Consumer and Small Business Banking Business Results: Customer Relationship View (1)

(Dollars in millions)

	Three Months Ended June 30, 2007			Three Months Ended June 30, 2006

	Total	Consumer	Mass Market and Small Business	Total	Consumer	Mass Market and Small Business

Net interest income (2)	$7,150	$6,253	$897	$6,967	$6,166	$801
Noninterest income	4,789	4,146	643	4,410	3,885	525

Total revenue, net of interest expense	11,939	10,399	1,540	11,377	10,051	1,326

Provision for credit losses (3)	3,094	2,634	460	1,807	1,636	171
Noninterest expense	4,969	4,511	458	4,508	4,095	413

Income before income taxes	3,876	3,254	622	5,062	4,320	742
Income tax expense (2)	1,417	1,189	228	1,858	1,586	272

Net income	$2,459	$2,065	$394	$3,204	$2,734	$470

	Six Months Ended June 30, 2007			Six Months Ended June 30, 2006

	Total	Consumer	Mass Market and Small Business	Total	Consumer	Mass Market and Small Business

Net interest income (2)	$14,179	$12,420	$1,759	$14,059	$12,511	$1,548
Noninterest income	9,183	7,978	1,205	8,159	7,143	1,016

Total revenue, net of interest expense	23,362	20,398	2,964	22,218	19,654	2,564

Provision for credit losses (3)	5,505	4,761	744	3,708	3,392	316
Noninterest expense	9,700	8,808	892	9,119	8,266	853

Income before income taxes	8,157	6,829	1,328	9,391	7,996	1,395
Income tax expense (2)	3,003	2,514	489	3,462	2,948	514

Net income	$5,154	$4,315	$839	$5,929	$5,048	$881

(1)	Presented on a managed basis, specifically Card Services.
(2)	Fully taxable-equivalent basis
(3)	Represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)

	Six Months Ended June 30				Second Quarter 2007		First Quarter 2007		Fourth Quarter 2006		Third Quarter 2006		Second Quarter 2006
	2007		2006

Deposits Key Indicators
Average deposit balances
Checking	$125,451		$128,053		$125,771		$125,127		$124,441		$125,809		$128,737
Savings	29,882		32,129		30,029		29,732		29,889		31,058		32,303
MMS	63,352		73,929		62,554		64,159		66,066		69,049		72,242
CD’s & IRA’s	99,555		91,769		99,546		99,563		99,165		97,514		93,803
Foreign and other	2,372		2,677		2,382		2,364		2,330		2,600		2,817

Total average deposit balances	$320,612		$328,557		$320,282		$320,945		$321,891		$326,030		$329,902

Total balances migrated to Premier Banking and Investments	$6,408		$5,349		$2,857		$3,551		$3,667		$1,671		$2,111
Deposit spreads (excludes noninterest costs)
Checking	4.25%		4.18%		4.27%		4.24%		4.23%		4.19%		4.18%
Savings	3.74		3.39		3.71		3.77		3.70		3.45		3.40
MMS	3.39		2.64		3.36		3.42		3.25		2.87		2.76
CD’s & IRA’s	1.11		1.24		1.10		1.13		1.11		1.21		1.24
Foreign and other	4.34		4.26		4.28		4.41		4.27		4.23		4.25
Total deposit spreads	3.05		2.92		3.04		3.05		3.00		2.93		2.94
Net new retail checking (units in thousands)	1,204		1,304		717		487		363		744		701
Debit purchase volumes	$90,990		$81,115		$47,421		$43,569		$45,121		$42,790		$42,596

Online banking (end of period)
Active accounts (units in thousands)	22,190		19,208		22,190		21,813		20,552		19,913		19,208
Active billpay accounts (units in thousands)	11,567		10,188		11,567		11,285		10,832		10,589		10,188
Card Services Key Indicators
Managed Card - US Consumer and Business Card
Gross interest yield	12.84%		12.53%		12.82%		12.85%		12.98%		12.85%		12.52%
Risk adjusted margin (1)	7.71		9.95		7.61		7.82		8.74		8.84		9.50
Loss rates	5.01		3.31		5.20		4.81		4.57		4.18		3.55
Average outstandings	$147,976		$144,051		$147,972		$147,980		$146,939		$145,518		$143,443
Ending outstandings	150,159		144,142		150,159		146,013		150,731		145,891		144,142
New account growth (in thousands)	4,567		4,485		2,432		2,135		2,488		2,516		2,328
Purchase volumes	$116,900		$113,324		$61,383		$55,517		$62,073		$60,662		$59,817
Delinquencies:
30 Day	5.24%		4.73%		5.24%		5.44%		5.49%		5.14%		4.73%
90 Day	2.65		2.30		2.65		2.88		2.66		2.38		2.30
Merchant Acquiring Business
Processing volume	$174,345		$185,553		$91,517		$82,828		$95,173		$97,044		$97,229
Total transactions (units in thousands)	4,011		3,956		2,099		1,912		2,102		2,101		2,069

Consumer Real Estate Key Indicators
Mortgage servicing rights at fair value period end balance	$3,269		$3,083		$3,269		$2,963		$2,869		$2,932		$3,083
Capitalized mortgage servicing rights (% of loans serviced)	141	bps	139	bps	141	bps	127	bps	125	bps	127	bps	139	bps
Mortgage loans serviced for investors (in billions)	$232		$221		$232		$234		$230		$230		$221

Global Consumer and Small Business Banking
Mortgage production	$46,401		$36,448		$25,755		$20,646		$21,370		$19,095		$20,968
Home equity production	35,857		31,804		18,547		17,310		18,460		17,497		17,103
Total Corporation
Mortgage production	52,621		40,584		29,172		23,449		23,701		21,222		23,372
Home equity production	43,779		39,891		22,746		21,033		21,882		21,193		21,329

(1)	Reflects margin and noninterest revenue, adjusted for loss rates.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 22.2 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

11.6 million active bill pay users paid $56.3 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 375 companies are presenting 28.8 million e-bills per quarter.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation

Credit Card Data (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006

Loans
Period end
Held credit card outstandings	$69,241	$71,566	$69,241	$65,920	$72,194	$70,067	$71,566
Securitization impact	100,611	90,564	100,611	99,495	98,295	94,389	90,564

Managed credit card outstandings	$169,852	$162,130	$169,852	$165,415	$170,489	$164,456	$162,130

Average
Held credit card outstandings	$68,515	$74,920	$68,181	$68,853	$70,177	$71,963	$73,285
Securitization impact	98,966	86,805	99,388	98,539	95,815	92,175	88,032

Managed credit card outstandings	$167,481	$161,725	$167,569	$167,392	$165,992	$164,138	$161,317

Credit Quality
Charge-Offs $
Held net charge-offs	$1,787	$1,433	$893	$894	$963	$923	$780
Securitization impact	2,265	1,287	1,206	1,059	943	825	694

Managed credit card net losses	$4,052	$2,720	$2,099	$1,953	$1,906	$1,748	$1,474

Charge-Offs %
Held net charge-offs	5.26%	3.86%	5.25%	5.27%	5.44%	5.09%	4.27%
Securitization impact	(0.38)	(0.47)	(0.23)	(0.54)	(0.88)	(0.86)	(0.60)

Managed credit card net losses	4.88%	3.39%	5.02%	4.73%	4.56%	4.23%	3.67%

30+ Delinquency $
Held delinquency	$3,593	$3,874	$3,593	$3,660	$4,347	$4,234	$3,874
Securitization impact	5,034	3,831	5,034	5,144	4,815	4,152	3,831

Managed delinquency	$8,627	$7,705	$8,627	$8,804	$9,162	$8,386	$7,705

30+ Delinquency %
Held delinquency	5.19%	5.41%	5.19%	5.55%	6.02%	6.04%	5.41%
Securitization impact	(0.11)	(0.66)	(0.11)	(0.23)	(0.65)	(0.94)	(0.66)

Managed delinquency	5.08%	4.75%	5.08%	5.32%	5.37%	5.10%	4.75%

90+ Delinquency $
Held delinquency	$1,850	$1,919	$1,850	$1,986	$2,175	$2,036	$1,919
Securitization impact	2,480	1,826	2,480	2,633	2,261	1,860	1,826

Managed delinquency	$4,330	$3,745	$4,330	$4,619	$4,436	$3,896	$3,745

90+ Delinquency %
Held delinquency	2.67%	2.68%	2.67%	3.01%	3.01%	2.91%	2.68%
Securitization impact	(0.12)	(0.37)	(0.12)	(0.22)	(0.41)	(0.54)	(0.37)

Managed delinquency	2.55%	2.31%	2.55%	2.79%	2.60%	2.37%	2.31%

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation

Global Corporate and Investment Banking Segment Results (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Net interest income (2)	$5,030	$4,930	$2,618	$2,412	$2,503	$2,399	$2,441
Noninterest income:
Service charges	1,336	1,313	683	653	659	676	663
Investment and brokerage services	453	492	221	232	225	225	246
Investment banking income	1,524	1,166	821	703	756	554	644
Trading account profits	1,715	1,831	877	838	429	706	855
Gains (losses) on sales of debt securities	2	10	-	2	13	11	(4)
All other income	1,077	857	594	483	479	400	470

Total noninterest income	6,107	5,669	3,196	2,911	2,561	2,572	2,874

Total revenue, net of interest expense	11,137	10,599	5,814	5,323	5,064	4,971	5,315

Provision for credit losses	156	47	41	115	(73)	36	22
Noninterest expense	6,035	5,596	3,135	2,900	2,969	2,797	2,764

Income before income taxes	4,946	4,956	2,638	2,308	2,168	2,138	2,529
Income tax expense (2)	1,829	1,836	968	861	803	789	934

Net income	$3,117	$3,120	$1,670	$1,447	$1,365	$1,349	$1,595

Net interest yield (2)	1.53%	1.71%	1.56%	1.50%	1.52%	1.54%	1.65%
Return on average equity	15.27	14.91	16.15	14.36	13.49	13.32	15.09
Efficiency ratio (2)	54.18	52.80	53.91	54.47	58.63	56.27	52.01

Balance sheet

Average
Total loans and leases	$250,913	$228,080	$253,895	$247,898	$239,385	$234,800	$231,073
Total trading-related assets	368,896	323,316	377,171	360,530	361,247	339,119	330,816
Total market-based earning assets (3)	416,928	347,170	425,647	408,113	405,811	376,010	357,617
Total earning assets (4)	661,832	582,075	673,184	650,353	652,272	619,097	595,013
Total assets (4)	747,997	664,968	762,794	733,036	732,017	696,904	681,000
Total deposits	214,307	190,142	220,063	208,488	204,395	194,728	193,620
Allocated equity	41,163	42,203	41,459	40,863	40,150	40,191	42,392

Period end
Total loans and leases	$257,537	$234,643	$257,537	$249,861	$242,700	$235,807	$234,643
Total trading-related assets	342,629	292,891	342,629	333,681	309,097	296,054	292,891
Total market-based earning assets (3)	386,187	322,574	386,187	384,294	347,624	337,740	322,574
Total earning assets (4)	637,880	566,750	637,880	628,831	599,326	581,733	566,750
Total assets (4)	728,498	646,861	728,498	713,868	683,264	664,748	646,861
Total deposits	221,771	191,661	221,771	210,055	211,979	191,552	191,661

(1)	Global Corporate and Investment Banking has three primary businesses: Business Lending, Capital Markets and Advisory Services, and Treasury Services. In addition, ALM/Other includes the results of ALM activities and other Global Corporate and Investment Banking activities.
(2)	Fully taxable-equivalent basis
(3)	Total market-based earning assets represents market-based amounts included in the Capital Markets and Advisory Services business.
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Three Months Ended June 30, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other

Net interest income (2)	$2,618	$1,106	$657	$927	$(72)
Noninterest income:
Service charges	683	122	36	525	-
Investment and brokerage services	221	1	210	10	-
Investment banking income	821	-	820	-	1
Trading account profits	877	5	850	16	6
Gains (losses) on sales of debt securities	-	-	-	-	-
All other income	594	268	90	211	25

Total noninterest income	3,196	396	2,006	762	32

Total revenue, net of interest expense	5,814	1,502	2,663	1,689	(40)

Provision for credit losses	41	34	(2)	9	-
Noninterest expense	3,135	533	1,654	859	89

Income before income taxes	2,638	935	1,011	821	(129)
Income tax expense (benefit) (2)	968	346	372	303	(53)

Net income	$1,670	$589	$639	$518	$(76)

Net interest yield (2)	1.56%	1.91%	n/m	2.63%	n/m
Return on average equity	16.15	16.21	21.09%	28.44	n/m
Efficiency ratio (2)	53.91	35.56	62.06	50.87	n/m
Average - total loans and leases	$253,895	$229,479	$18,560	$4,773	n/m
Average - total deposits	220,063	n/m	66,307	153,123	n/m
Period end - total assets (3)	728,498	250,751	435,121	163,076	n/m

	Three Months Ended June 30, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other

Net interest income (2)	$2,441	$1,158	$380	$960	$(57)
Noninterest income:
Service charges	663	123	28	511	1
Investment and brokerage services	246	5	234	8	(1)
Investment banking income	644	-	644	-	-
Trading account profits	855	19	802	13	21
Gains (losses) on sales of debt securities	(4)	(4)	(1)	-	1
All other income	470	202	75	181	12

Total noninterest income	2,874	345	1,782	713	34

Total revenue, net of interest expense	5,315	1,503	2,162	1,673	(23)

Provision for credit losses	22	20	8	(5)	(1)
Noninterest expense	2,764	522	1,388	827	27

Income before income taxes	2,529	961	766	851	(49)
Income tax expense (benefit) (2)	934	368	283	315	(32)

Net income	$1,595	$593	$483	$536	$(17)

Net interest yield (2)	1.65%	2.04%	n/m	2.77%	n/m
Return on average equity	15.09	14.23	17.26%	31.19	n/m
Efficiency ratio (2)	52.01	34.71	64.21	49.44	n/m
Average - total loans and leases	$231,073	$214,315	$11,460	$4,425	n/m
Average - total deposits	193,620	n/m	45,857	147,192	n/m
Period end - total assets (3)	646,861	237,649	359,013	157,738	n/m

(1) Includes $22 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income.

(2) Fully taxable-equivalent basis

(3) Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Six Months Ended June 30, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other

Net interest income (2)	$5,030	$2,181	$1,141	$1,860	$(152)
Noninterest income:
Service charges	1,336	247	63	1,026	-
Investment and brokerage services	453	1	431	21	-
Investment banking income	1,524	-	1,523	-	1
Trading account profits	1,715	2	1,672	28	13
Gains (losses) on sales of debt securities	2	-	2	-	-
All other income	1,077	419	191	377	90

Total noninterest income	6,107	669	3,882	1,452	104

Total revenue, net of interest expense	11,137	2,850	5,023	3,312	(48)

Provision for credit losses	156	139	9	10	(2)
Noninterest expense	6,035	1,049	3,162	1,704	120

Income before income taxes	4,946	1,662	1,852	1,598	(166)
Income tax expense (benefit) (2)	1,829	615	685	591	(62)

Net income	$3,117	$1,047	$1,167	$1,007	$(104)

Net interest yield (2)	1.53%	1.89%	n/m	2.67%	n/m
Return on average equity	15.27	14.61	19.81%	27.73	n/m
Efficiency ratio (2)	54.18	36.85	62.94	51.45	n/m
Average - total loans and leases	$250,913	$228,978	$16,354	$4,534	n/m
Average - total deposits	214,307	n/m	62,674	151,036	n/m
Period end - total assets (3)	728,498	250,751	435,121	163,076	n/m

	Six Months Ended June 30, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other

Net interest income (2)	$4,930	$2,320	$792	$1,907	$(89)
Noninterest income:
Service charges	1,313	249	61	1,004	(1)
Investment and brokerage services	492	9	467	15	1
Investment banking income	1,166	-	1,166	-	-
Trading account profits	1,831	34	1,748	25	24
Gains (losses) on sales of debt securities	10	5	4	-	1
All other income	857	245	233	348	31

Total noninterest income	5,669	542	3,679	1,392	56

Total revenue, net of interest expense	10,599	2,862	4,471	3,299	(33)

Provision for credit losses	47	35	11	1	-
Noninterest expense	5,596	1,028	2,861	1,644	63

Income before income taxes	4,956	1,799	1,599	1,654	(96)
Income tax expense (benefit) (2)	1,836	678	592	612	(46)

Net income	$3,120	$1,121	$1,007	$1,042	$(50)

Net interest yield (2)	1.71%	2.07%	n/m	2.75%	n/m
Return on average equity	14.91	13.60	18.22%	28.24	n/m
Efficiency ratio (2)	52.80	35.92	63.99	49.83	n/m
Average - total loans and leases	$228,080	$212,641	$10,443	$4,125	n/m
Average - total deposits	190,142	n/m	42,719	146,881	n/m
Period end - total assets (3)	646,861	237,649	359,013	157,738	n/m

(1)	Includes $22 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Three Months Ended June 30, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$2,618	$1,651	$1,071	$(104)
Noninterest income:
Service charges	683	321	362	-
Investment and brokerage services	221	8	213	-
Investment banking income	821	20	800	1
Trading account profits	877	8	863	6
Gains (losses) on sales of debt securities	-	-	-	-
All other income	594	463	119	12

Total noninterest income	3,196	820	2,357	19

Total revenue, net of interest expense	5,814	2,471	3,428	(85)

Provision for credit losses	41	37	4	-
Noninterest expense	3,135	828	2,230	77

Income before income taxes	2,638	1,606	1,194	(162)
Income tax expense (benefit) (1)	968	595	439	(66)

Net income	$1,670	$1,011	$755	$(96)

Net interest yield (1)	1.56%	3.36%	n/m	n/m
Return on average equity	16.15	25.57	16.75%	n/m
Efficiency ratio (1)	53.91	33.48	65.08	n/m
Average - total loans and leases	$253,895	$192,864	$60,010	n/m
Average - total deposits	220,063	86,414	133,126	n/m
Period end - total assets (2)	728,498	213,837	494,753	n/m

	Three Months Ended June 30, 2006
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$2,441	$1,717	$831	$(107)
Noninterest income:
Service charges	663	308	354	1
Investment and brokerage services	246	11	236	(1)
Investment banking income	644	14	630	-
Trading account profits	855	22	812	21
Gains (losses) on sales of debt securities	(4)	-	(4)	-
All other income	470	399	62	9

Total noninterest income	2,874	754	2,090	30

Total revenue, net of interest expense	5,315	2,471	2,921	(77)

Provision for credit losses	22	46	(17)	(7)
Noninterest expense	2,764	764	1,936	64

Income before income taxes	2,529	1,661	1,002	(134)
Income tax expense (benefit) (1)	934	626	372	(64)

Net income	$1,595	$1,035	$630	$(70)

Net interest yield (1)	1.65%	3.73%	n/m	n/m
Return on average equity	15.09	25.25	13.75%	n/m
Efficiency ratio (1)	52.01	30.90	66.24	n/m
Average - total loans and leases	$231,073	$181,113	$49,088	n/m
Average - total deposits	193,620	87,935	105,286	n/m
Period end - total assets (2)	646,861	203,336	424,400	n/m

(1) Fully taxable-equivalent basis

(2) Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Six Months Ended June 30, 2007
	Total	Commercial	Corporate and Investment Bank	Other

Net interest income (1)	$5,030	$3,265	$1,970	$(205)
Noninterest income:
Service charges	1,336	626	710	-
Investment and brokerage services	453	17	436	-
Investment banking income	1,524	35	1,488	1
Trading account profits	1,715	6	1,696	13
Gains (losses) on sales of debt securities	2	-	2	-
All other income	1,077	825	192	60

Total noninterest income	6,107	1,509	4,524	74

Total revenue, net of interest expense	11,137	4,774	6,494	(131)

Provision for credit losses	156	133	21	2
Noninterest expense	6,035	1,664	4,307	64

Income before income taxes	4,946	2,977	2,166	(197)
Income tax expense (benefit) (1)	1,829	1,102	801	(74)

Net income	$3,117	$1,875	$1,365	$(123)

Net interest yield (1)	1.53%	3.36%	n/m	n/m
Return on average equity	15.27	24.04	15.43%	n/m
Efficiency ratio (1)	54.18	34.86	66.32	n/m
Average - total loans and leases	$250,913	$191,645	$58,281	n/m
Average - total deposits	214,307	86,802	127,028	n/m
Period end - total assets (2)	728,498	213,837	494,753	n/m

	Six Months Ended June 30, 2006
	Total	Commercial	Corporate and Investment Bank	Other

Net interest income (1)	$4,930	$3,455	$1,693	$(218)
Noninterest income:
Service charges	1,313	608	706	(1)
Investment and brokerage services	492	20	471	1
Investment banking income	1,166	23	1,143	-
Trading account profits	1,831	38	1,769	24
Gains (losses) on sales of debt securities	10	-	10	-
All other income	857	700	142	15

Total noninterest income	5,669	1,389	4,241	39

Total revenue, net of interest expense	10,599	4,844	5,934	(179)

Provision for credit losses	47	128	(74)	(7)
Noninterest expense	5,596	1,520	3,967	109

Income before income taxes	4,956	3,196	2,041	(281)
Income tax expense (benefit) (1)	1,836	1,194	757	(115)

Net income	$3,120	$2,002	$1,284	$(166)

Net interest yield (1)	1.71%	3.81%	n/m	n/m
Return on average equity	14.91	23.90	14.11%	n/m
Efficiency ratio (1)	52.80	31.38	66.86	n/m
Average - total loans and leases	$228,080	$179,475	$47,729	n/m
Average - total deposits	190,142	89,031	100,744	n/m
Period end - total assets (2)	646,861	203,336	424,400	n/m

(1) Fully taxable-equivalent basis

(2) Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Business lending revenue, net of interest expense
Corporate lending (1)	$380	$343	$201	$179	$153	$177	$198
Commercial lending	2,089	2,155	1,100	989	1,041	1,015	1,121
Consumer indirect lending	381	364	201	180	176	183	184

Total revenue, net of interest expense	$2,850	$2,862	$1,502	$1,348	$1,370	$1,375	$1,503

Business lending margin
Corporate lending	1.20%	1.33%	1.18%	1.22%	1.33%	1.24%	1.36%
Commercial lending	1.46	1.69	1.49	1.44	1.52	1.57	1.65
Consumer indirect lending	1.69	1.83	1.72	1.66	1.78	1.74	1.78

Provision for credit losses
Corporate lending	$3	$(86)	$(4)	$7	$(96)	$(22)	$(20)
Commercial lending	(19)	(16)	(3)	(16)	(60)	10	(22)
Consumer indirect lending	155	137	41	114	70	65	62

Total provision for credit losses	$139	$35	$34	$105	$(86)	$53	$20

Credit quality (% vs. loans) (2, 3, 4)

Criticized assets
Corporate lending	$770	$1,456	$770	$935	$1,297	$1,434	$1,456
	0.95%	2.09%	0.95%	1.23%	1.87%	2.02%	2.09%
Commercial lending	$5,634	$4,626	$5,634	$5,509	$4,987	$5,175	$4,626
	3.13%	2.65%	3.13%	3.09%	2.80%	2.94%	2.65%

Total criticized assets	$6,404	$6,082	$6,404	$6,444	$6,284	$6,609	$6,082
	2.45%	2.49%	2.45%	2.54%	2.54%	2.68%	2.49%

Nonperforming assets
Corporate lending	$21	$165	$21	$29	$138	$143	$165
	0.06%	0.51%	0.06%	0.08%	0.40%	0.42%	0.51%
Commercial lending	$688	$463	$688	$564	$487	$402	$463
	0.46%	0.32%	0.46%	0.38%	0.33%	0.27%	0.32%

Total nonperforming assets	$709	$628	$709	$593	$625	$545	$628
	0.38%	0.35%	0.38%	0.32%	0.34%	0.30%	0.35%

Average loans and leases by product
Commercial	$117,116	$109,452	$116,465	$117,775	$115,224	$112,472	$110,490
Leases	21,590	20,261	21,725	21,454	20,908	20,379	20,425
Foreign	13,828	11,969	14,049	13,604	13,110	12,623	12,186
Real estate	34,230	34,791	34,476	33,981	34,422	35,196	34,803
Consumer	40,145	33,880	40,792	39,490	35,539	35,752	34,156
Other	2,069	2,288	1,972	2,169	2,205	2,205	2,255

Total average loans and leases	$228,978	$212,641	$229,479	$228,473	$221,408	$218,627	$214,315

(1)Total corporate lending revenue	$380	$343	$201	$179	$153	$177	$198
Less: impact of credit mitigation	(14)	(123)	(3)	(11)	(63)	(36)	(39)

Corporate lending revenues excluding credit mitigation	$394	$466	$204	$190	$216	$213	$237

(2)	Criticized assets correspond to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized assets are on an end-of-period basis and are also shown as a percentage of total commercial utilized credit exposure, including loans and leases, stand by letters of credit, and financial guarantees, derivative assets, and commercial letters of credit.
(3)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.
(4)	Criticized assets related to the fair value option portfolio are not included. There are no nonperforming assets in the fair value portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Investment banking income
Advisory fees	$240	$129	$110	$130	$123	$85	$53
Debt underwriting	1,113	858	610	503	549	417	478
Equity underwriting	170	179	100	70	84	52	113

Total investment banking income	1,523	1,166	820	703	756	554	644

Sales and trading
Fixed income:
Liquid products	946	1,269	539	407	434	425	640
Credit products	803	438	326	477	146	237	140
Structured products	873	730	521	352	346	373	382

Total fixed income	2,622	2,437	1,386	1,236	926	1,035	1,162
Equity income	856	868	435	421	373	330	356

Total sales and trading	3,478	3,305	1,821	1,657	1,299	1,365	1,518

Total Capital Markets and Advisory
Services market-based revenue (1)	$5,001	$4,471	$2,641	$2,360	$2,055	$1,919	$2,162

Balance sheet (average)
Trading account securities	$178,364	$130,337	$185,202	$171,450	$163,842	$143,285	$130,317
Reverse repurchases	68,636	72,843	70,802	66,446	74,803	73,136	70,571
Securities borrowed	94,910	95,759	92,056	97,795	98,371	98,375	102,758
Derivative assets	24,362	22,591	26,641	22,057	21,437	22,040	25,259

Total trading-related assets	$366,272	$321,530	$374,701	$357,748	$358,453	$336,836	$328,905

Sales credits from secondary trading
Liquid products	561	515	284	277	249	226	261
Credit products	628	394	335	293	233	191	206
Structured products	430	327	217	213	168	162	164
Equities	587	335	303	284	195	192	186

Total sales credits	2,206	1,571	1,139	1,067	845	771	817

Volatility of product revenues - 1 std dev
Liquid products	$9.1	$6.3	$9.0	$9.1	$7.2	$7.8	$6.6
Credit products	6.2	3.7	6.3	6.0	2.9	2.5	3.6
Structured products	7.5	5.5	7.2	7.6	4.9	4.6	5.5
Equities	5.6	4.9	6.3	4.9	4.2	3.6	5.5
Total volatility	15.4	10.1	16.2	14.6	12.1	9.3	10.9

(1) Market-based revenue for the three and six months ended June 30, 2007 excludes $22 million of net interest income on loans for which the fair value option has been elected.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation.

(1) M&A Announced Advisor Rankings

Highlights

•	Top 5 rankings in:

Syndicated loans

Leveraged loans

Investment grade debt

Asset-backed securities

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation

Global Wealth and Investment Management Segment Results (1)

(Dollars in millions, except as noted)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Net interest income (2)	$1,884	$1,861	$958	$926	$924	$887	$922
Noninterest income:
Investment and brokerage services	1,882	1,666	972	910	889	828	852
All other income	130	155	78	52	86	63	79

Total noninterest income	2,012	1,821	1,050	962	975	891	931

Total revenue, net of interest expense	3,896	3,682	2,008	1,888	1,899	1,778	1,853

Provision for credit losses	9	(40)	(14)	23	2	-	(40)
Noninterest expense	2,061	1,938	1,044	1,017	1,000	972	971

Income before income taxes	1,826	1,784	978	848	897	806	922
Income tax expense (2)	675	661	359	316	332	297	340

Net income	$1,151	$1,123	$619	$532	$565	$509	$582

Net interest yield (2)	3.18%	3.62%	3.17%	3.19%	3.34%	3.41%	3.57%
Return on average equity	23.33	22.52	25.06	21.60	22.15	20.72	24.59
Efficiency ratio (2)	52.89	52.65	51.97	53.87	52.64	54.67	52.40

Balance sheet

Average
Total loans and leases	$66,908	$58,979	$67,964	$65,841	$63,935	$61,686	$59,803
Total earning assets (3)	119,384	103,552	121,095	117,654	109,763	103,313	103,441
Total assets (3)	126,908	111,105	128,563	125,235	117,323	110,787	110,989
Total deposits	116,615	101,140	118,255	114,958	106,325	100,916	101,251
Allocated equity	9,946	10,058	9,910	9,982	10,123	9,743	9,491

Period end
Total loans and leases	$69,217	$60,996	$69,217	$66,695	$65,535	$62,736	$60,996
Total earning assets (3)	121,833	102,035	121,833	120,725	117,376	104,620	102,035
Total assets (3)	129,544	109,759	129,544	128,547	125,324	112,401	109,759
Total deposits	118,973	100,360	118,973	118,125	113,569	102,251	100,360

Client assets
Assets under management	$566,267	$500,144	$566,267	$547,448	$542,977	$517,055	$500,144
Client brokerage assets (4)	213,711	186,798	213,711	209,106	203,799	193,699	186,798
Assets in custody	109,360	102,236	109,360	109,163	107,902	100,130	102,236
Less: Client brokerage assets and assets in custody included in assets under management	(80,784)	(58,686)	(80,784)	(73,793)	(67,509)	(64,178)	(58,686)

Total net client assets	$808,554	$730,492	$808,554	$791,924	$787,169	$746,706	$730,492

(1) Global Wealth and Investment Management services clients through three primary businesses: The Private Bank, Columbia Management, and Premier Banking and Investments. In addition, ALM/Other primarily includes the results of ALM activities.

(2) Fully taxable-equivalent basis

(3) Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

(4) Client brokerage assets include non-discretionary brokerage and fee-based assets.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Three Months Ended June 30, 2007
	Total	Private Bank	Columbia Management	Premier Banking and Investments (1)	ALM/ Other

Net interest income (2)	$958	$225	$2	$672	$59
Noninterest income:
Investment and brokerage services	972	248	444	233	47
All other income	78	13	25	36	4

Total noninterest income	1,050	261	469	269	51

Total revenue, net of interest expense	2,008	486	471	941	110

Provision for credit losses	(14)	(12)	-	(1)	(1)
Noninterest expense	1,044	300	281	416	47

Income before income taxes	978	198	190	526	64
Income tax expense (2)	359	73	70	195	21

Net income	$619	$125	$120	$331	$43

Net interest yield (2)	3.17%	2.69%	n/m	2.81%	n/m
Return on average equity	25.06	35.90	29.58%	83.98	n/m
Efficiency ratio (2)	51.97	61.67	59.71	44.29	n/m
Average - total loans and leases	$67,964	$33,666	n/m	$34,285	n/m
Average - total deposits	118,255	21,967	n/m	96,249	n/m
Period end - total assets (3)	129,544	35,096	$2,608	98,400	n/m

	Three Months Ended June 30, 2006

	Total	Private Bank	Columbia Management	Premier Banking and Investments (1)	ALM/ Other
Net interest income (2)	$922	$230	$(11)	$644	$59
Noninterest income:
Investment and brokerage services	852	236	377	188	51
All other income	79	22	12	36	9

Total noninterest income	931	258	389	224	60

Total revenue, net of interest expense	1,853	488	378	868	119

Provision for credit losses	(40)	(44)	-	4	-
Noninterest expense	971	288	249	371	63

Income before income taxes	922	244	129	493	56
Income tax expense (2)	340	91	48	182	19

Net income	$582	$153	$81	$311	$37

Net interest yield (2)	3.57%	3.06%	n/m	3.04%	n/m
Return on average equity	24.59	44.89	20.46%	76.97	n/m
Efficiency ratio (2)	52.40	59.02	65.85	42.72	n/m
Average - total loans and leases	$59,803	$30,153	n/m	$29,627	n/m
Average - total deposits	101,251	15,879	n/m	85,309	n/m
Period end - total assets (3)	109,759	31,494	$2,885	86,087	n/m

(1)	For the three months ended June 30, 2007 and 2006, a total of $2.9 billion and $2.1 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Six Months Ended June 30, 2007
	Total	Private Bank	Columbia Management	Premier Banking and Investments (1)	ALM/ Other

Net interest income (2)	$1,884	$448	$3	$1,330	$103
Noninterest income:
Investment and brokerage services	1,882	471	867	447	97
All other income	130	24	26	71	9

Total noninterest income	2,012	495	893	518	106

Total revenue, net of interest expense	3,896	943	896	1,848	209
Provision for credit losses	9	9	-	-	-
Noninterest expense	2,061	609	554	826	72

Income before income taxes	1,826	325	342	1,022	137
Income tax expense (2)	675	120	126	378	51

Net income	$1,151	$205	$216	$644	$86

Net interest yield (2)	3.18%	2.72%	n/m	2.83%	n/m
Return on average equity	23.33	29.15	26.28%	81.15	n/m
Efficiency ratio (2)	52.89	64.66	61.83	44.69	n/m
Average - total loans and leases	$66,908	$33,192	n/m	$33,702	n/m
Average - total deposits	116,615	21,669	n/m	94,904	n/m
Period end - total assets (3)	129,544	35,096	$2,608	98,400	n/m

	Six Months Ended June 30, 2006
	Total	Private Bank	Columbia Management	Premier Banking and Investments (1)	ALM/ Other

Net interest income (2)	$1,861	$455	$(21)	$1,271	$156
Noninterest income:
Investment and brokerage services	1,666	457	741	367	101
All other income	155	58	22	60	15

Total noninterest income	1,821	515	763	427	116

Total revenue, net of interest expense	3,682	970	742	1,698	272
Provision for credit losses	(40)	(48)	-	8	-
Noninterest expense	1,938	584	486	765	103

Income before income taxes	1,784	434	256	925	169
Income tax expense (2)	661	161	94	342	64

Net income	$1,123	$273	$162	$583	$105

Net interest yield (2)	3.62%	3.05%	n/m	3.02%	n/m
Return on average equity	22.52	41.14	20.38%	73.16	n/m
Efficiency ratio (2)	52.65	60.21	65.46	45.08	n/m
Average - total loans and leases	$58,979	$30,080	n/m	$28,878	n/m
Average - total deposits	101,140	15,856	n/m	85,218	n/m
Period end - total assets (3)	109,759	31,494	$2,885	86,087	n/m

(1)	For the six months ended June 30, 2007 and 2006, a total of $6.4 billion and $5.3 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Investment and Brokerage Services

The Private Bank
Asset management fees	$457	$444	$240	$217	$211	$211	$228
Brokerage income	14	13	8	6	6	6	8

Total	$471	$457	$248	$223	$217	$217	$236

Columbia Management
Asset management fees	$865	$739	$443	$422	$416	$373	$376
Brokerage income	2	2	1	1	1	1	1

Total	$867	$741	$444	$423	$417	$374	$377

Premier Banking and Investments
Asset management fees	$126	$87	$66	$60	$53	$50	$47
Brokerage income	321	280	167	154	149	133	141

Total	$447	$367	$233	$214	$202	$183	$188

All Other
Asset management fees	$97	$101	$47	$50	$53	$54	$51
Brokerage income	-	-	-	-	-	-	-

Total	$97	$101	$47	$50	$53	$54	$51

Total Global Wealth and Investment Management
Asset management fees	$1,545	$1,371	$796	$749	$733	$688	$702
Brokerage income	337	295	176	161	156	140	150

Total investment and brokerage services	$1,882	$1,666	$972	$910	$889	$828	$852

Assets Under Management

Assets under management by business:
Private Bank	$144,054	$132,178	$144,054	$140,521	$139,172	$134,917	$132,178
Columbia Management	453,092	394,355	453,092	438,651	433,426	410,781	394,355
Global Products Group (1)	27,043	31,313	27,043	25,481	31,197	31,799	31,313
Premier Banking and Investments	22,183	16,116	22,183	20,312	18,640	16,804	16,116
Eliminations (2)	(81,653)	(75,981)	(81,653)	(79,568)	(81,435)	(79,256)	(75,981)
International Wealth Management	1,548	2,163	1,548	2,051	1,977	2,010	2,163

Total assets under management	$566,267	$500,144	$566,267	$547,448	$542,977	$517,055	$500,144

Assets under management rollforward:
Beginning balance	$542,977	$482,394	$547,448	$542,977	$517,055	$500,144	$493,930
Net flows (1)	8,321	10,367	6,654	1,668	15,108	10,901	10,693
Market valuation/other	14,969	7,383	12,165	2,803	10,814	6,010	(4,479)

Ending balance	$566,267	$500,144	$566,267	$547,448	$542,977	$517,055	$500,144

Assets under management mix:
Money market/other	$213,481	$192,325	$213,481	$208,482	$208,549	$198,385	$192,325
Fixed income	83,425	83,699	83,425	84,504	86,665	87,125	83,699
Equity	269,361	224,120	269,361	254,462	247,763	231,545	224,120

Total assets under management	$566,267	$500,144	$566,267	$547,448	$542,977	$517,055	$500,144

Client Brokerage Assets	$213,711	$186,798	$213,711	$209,106	$203,799	$193,699	$186,798

Premier Banking and Investments Metrics

Client facing associates
Number of client managers	2,498	2,196	2,498	2,525	2,420	2,292	2,196
Number of financial advisors	1,888	1,869	1,888	1,927	1,954	1,905	1,869
All other	1,094	1,085	1,094	1,218	1,207	1,093	1,085

Total client facing associates	5,480	5,150	5,480	5,670	5,581	5,290	5,150

Financial Advisor Productivity (3) (in thousands)	$216	$184	$114	$102	$98	$91	$95

Total client balances (4)	$292,455	$255,909	$292,455	$288,138	$279,659	$265,612	$255,909

Number of Households with Banking and Brokerage Relationships (in thousands)	256	235	256	248	244	238	235

Private Bank Metrics

Client facing associates	2,105	2,001	2,105	2,144	2,121	2,045	2,001
Total client balances (4)	$227,086	$203,761	$227,086	$222,414	$219,911	$206,777	$203,761

Columbia Management Performance Metrics

# of 4 or 5 Star Funds by Morningstar	40	37	40	38	35	36	37

% of Assets Under Management in 4 or 5 Star Rated Funds (5)	51%	59%	51%	58%	57%	61%	59%

(1)	First quarter 2007 balances were impacted by one large $5.4 billion outflow related to one large institutional client in the Global Products Group.
(2)	The elimination of client brokerage assets and assets in custody that are also included in assets under management.
(3)	Financial advisor productivity is defined as full service gross production divided by average number of total financial advisors.
(4)	Client balances are defined as deposits, assets under management, client brokerage assets and other assets in custody.
(5)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4 & 5 star rating. The assets under management of the Columbia Funds that had a 4 & 5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation

All Other Results (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006

	2007	2006
Net interest income (2)	$(3,715)	$(2,884)	$(1,945)	$(1,770)	$(1,628)	$(1,419)	$(1,404)
Noninterest income:
Card income	1,397	2,129	676	721	826	841	961
Equity investment gains	2,615	1,148	1,719	896	1,031	687	577
Gains (losses) on sales of debt securities	63	(4)	2	61	9	(480)	(5)
All other income	(313)	(418)	(255)	(58)	(120)	634	(159)

Total noninterest income	3,762	2,855	2,142	1,620	1,746	1,682	1,374

Total revenue, net of interest expense	47	(29)	197	(150)	118	263	(30)
Provision for credit losses (3)	(2,625)	(1,440)	(1,311)	(1,314)	(1,136)	(920)	(784)
Merger and restructuring charges	186	292	75	111	244	269	194
All other noninterest expense	208	696	(130)	338	31	116	280

Income before income taxes	2,278	423	1,563	715	979	798	280
Income tax expense (2)	684	134	550	134	262	226	186

Net income	$1,594	$289	$1,013	$581	$717	$572	$94

Balance sheet

Average
Total loans and leases	$96,671	$57,983	$101,094	$92,198	$80,663	$85,962	$62,383
Total earning assets	213,153	207,468	217,875	208,381	198,849	242,911	212,348
Total assets	265,713	263,791	268,867	262,525	252,391	297,294	267,961
Total deposits	34,329	41,655	31,976	36,706	41,563	48,629	43,820

Period end
Total loans and leases	$107,429	$86,429	$107,429	$97,085	$90,594	$76,399	$86,429
Total earning assets	223,924	239,351	223,924	203,563	200,968	190,479	239,351
Total assets	274,122	292,423	274,122	252,045	252,836	273,836	292,423
Total deposits	31,687	46,017	31,687	29,653	38,704	39,258	46,017

(1)	All Other consists of equity investment activities including Principal Investing, Corporate Investments and Strategic Investments, the residual impacts of the allowance for credit losses and the cost allocation processes, merger and restructuring charges, intersegment eliminations, and the results of certain businesses that are expected to be or have been sold or liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations that do not qualify for SFAS No. 133 “Accounting for Derivative instruments and Hedging Activities, as amended” hedge accounting treatment, certain gains or losses on sales of whole mortgage loans, and gains (losses) on sales of debt securities. In addition, All Other includes the offsetting securitization impact to present Global Consumer and Small Business Banking on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - All Other - Reconciliation on page 42).
(2)	Fully taxable-equivalent basis
(3)	Represents the provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.

Components of Equity Investment Gains

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006	Second Quarter 2006
	2007	2006
Principal Investing	$1,825	$743	$1,250	$575	$547	$604	$417
Corporate and Strategic Investments	790	405	469	321	484	83	160

Total equity investment gains included in All Other	2,615	1,148	1,719	896	1,031	687	577
Total equity investment gains included in the business segments	228	269	110	118	36	18	122

Total consolidated equity investment gains	$2,843	$1,417	$1,829	$1,014	$1,067	$705	$699

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)

	June 30 2007	March 31 2007	Increase (Decrease)
Consumer
Residential mortgage	$269,721	$254,845	$14,876
Credit card - domestic	57,036	54,490	2,546
Credit card - foreign	12,205	11,430	775
Home equity	96,467	91,723	4,744
Direct/Indirect consumer	66,181	62,126	4,055
Other consumer (1)	8,041	8,189	(148)

Total consumer	509,651	482,803	26,848

Commercial
Commercial - domestic	164,620	160,190	4,430
Commercial real estate (2)	36,950	36,022	928
Commercial lease financing	20,053	19,988	65
Commercial - foreign	23,755	20,771	2,984

Total commercial loans measured at historical cost	245,378	236,971	8,407
Commercial loans measured at fair value (3)	3,606	3,859	(253)

Total commercial	248,984	240,830	8,154

Total loans and leases	$758,635	$723,633	$35,002

(1)	Includes foreign consumer loans of $4.7 billion and $4.7 billion, and consumer finance loans of $3.3 billion and $3.5 billion at June 30, 2007 and March 31, 2007.
(2)	Includes domestic commercial real estate loans of $36.2 billion and $35.4 billion, and foreign commercial real estate loans of $674 million and $606 million at June 30, 2007 and March 31, 2007.
(3)	Certain commercial loans are measured at fair value in accordance with SFAS 159 and include commercial - domestic loans of $2.61 billion and $2.75 billion, commercial - foreign loans of $795 million and $932 million, and commercial real estate loans of $198 million and $179 million at June 30, 2007 and March 31, 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation

Average Loans and Leases by Business Segment

(Dollars in millions)

	Second Quarter 2007
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$260,099	$32,564	$1,314	$25,249	$200,972
Credit card - domestic	56,235	138,429	-	-	(82,194)
Credit card - foreign	11,946	29,140	-	-	(17,194)
Home equity	94,267	69,087	944	20,715	3,521
Direct/Indirect consumer	64,227	25,289	40,797	3,010	(4,869)
Other consumer	8,101	4,714	8	-	3,379

Total consumer	494,875	299,223	43,063	48,974	103,615

Commercial
Commercial - domestic	166,529	16,619	133,079	17,898	(1,067)
Commercial real estate	36,788	101	35,670	996	21
Commercial lease financing	19,784	-	21,845	-	(2,061)
Commercial - foreign	22,223	1,303	20,238	96	586

Total commercial	245,324	18,023	210,832	18,990	(2,521)

Total loans and leases	$740,199	$317,246	$253,895	$67,964	$101,094

	First Quarter 2007
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$246,618	$30,465	$1,875	$24,201	$190,077
Credit card - domestic	57,720	139,389	-	-	(81,669)
Credit card - foreign	11,133	28,003	-	-	(16,870)
Home equity	89,559	65,185	1,098	20,014	3,262
Direct/Indirect consumer	60,157	23,543	39,493	3,063	(5,942)
Other consumer	8,809	4,618	8	1	4,182

Total consumer	473,996	291,203	42,474	47,279	93,040

Commercial
Commercial - domestic	163,620	15,561	131,600	17,511	(1,052)
Commercial real estate	36,117	93	35,026	957	41
Commercial lease financing	19,651	-	21,478	-	(1,827)
Commercial - foreign	20,658	1,248	17,320	94	1,996

Total commercial	240,046	16,902	205,424	18,562	(842)

Total loans and leases	$714,042	$308,105	$247,898	$65,841	$92,198

	Second Quarter 2006
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$197,228	$28,059	$2,850	$21,835	$144,484
Credit card - domestic	64,980	137,315	-	-	(72,335)
Credit card - foreign	8,305	24,002	-	-	(15,697)
Home equity	75,894	55,141	1,058	17,511	2,184
Direct/Indirect consumer	48,003	19,475	34,163	3,035	(8,670)
Other consumer	10,804	3,837	9	1	6,957

Total consumer	405,214	267,829	38,080	42,382	56,923

Commercial
Commercial - domestic	148,445	13,209	121,895	16,495	(3,154)
Commercial real estate	36,749	98	35,583	831	237
Commercial lease financing	20,896	-	20,447	-	449
Commercial - foreign	24,345	1,254	15,068	95	7,928

Total commercial	230,435	14,561	192,993	17,421	5,460

Total loans and leases	$635,649	$282,390	$231,073	$59,803	$62,383

(1)	Global Consumer and Small Business Banking is presented on a managed basis with a corresponding offset recorded in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation

Commercial Credit Exposure by Industry (1, 2)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	June 30 2007	March 31 2007	Increase (Decrease)	June 30 2007	March 31 2007	Increase (Decrease)
Diversified financials	$35,965	$28,948	$7,017	$80,470	$71,353	$9,117
Real estate (3)	52,808	54,468	(1,660)	77,118	77,959	(841)
Government and public education	22,788	22,620	168	50,198	40,421	9,777
Retailing	28,009	27,558	451	45,001	43,633	1,368
Capital goods	18,295	18,482	(187)	38,706	38,705	1
Banks	27,980	27,494	486	37,725	37,570	155
Consumer services	19,514	19,337	177	33,352	32,491	861
Healthcare equipment and services	16,535	16,592	(57)	33,136	32,323	813
Materials	16,064	15,746	318	28,776	28,117	659
Individuals and trusts	17,898	17,868	30	27,041	27,471	(430)
Commercial services and supplies	16,665	14,911	1,754	25,509	23,208	2,301
Food, beverage and tobacco	11,337	10,814	523	22,804	20,426	2,378
Energy	9,418	9,631	(213)	18,996	18,608	388
Media	8,267	7,592	675	17,831	17,796	35
Utilities	5,145	6,073	(928)	17,645	17,722	(77)
Insurance	7,477	6,466	1,011	15,861	14,243	1,618
Transportation	10,505	10,785	(280)	15,504	16,250	(746)
Religious and social organizations	7,569	7,758	(189)	10,042	10,293	(251)
Consumer durables and apparel	4,763	4,980	(217)	9,175	9,335	(160)
Technology hardware and equipment	3,606	2,918	688	8,580	7,550	1,030
Telecommunication services	2,979	3,102	(123)	7,807	7,725	82
Pharmaceuticals and biotechnology	3,516	2,925	591	7,125	6,132	993
Software and services	2,977	3,175	(198)	7,046	7,237	(191)
Automobiles and components	1,629	1,449	180	5,635	4,790	845
Food and staples retailing	2,202	1,878	324	4,489	4,957	(468)
Household and personal products	622	699	(77)	2,156	2,451	(295)
Semiconductors and semiconductor equipment	612	720	(108)	1,370	1,353	17
Other	7,205	5,608	1,597	7,611	5,961	1,650
Total commercial credit exposure by industry	$362,350	$350,597	$11,753	$656,709	$626,080	$30,629
Net credit default protection purchased on total commitments (4)				$(2,041)	$(4,274)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $7.3 billion and $8.7 billion at June 30, 2007 and March 31, 2007. In addition to cash collateral, derivative assets are also collateralized by $7.9 billion and $7.5 billion of primarily other marketable securities at June 30, 2007 and March 31, 2007 for which the credit risk has not been reduced.
(2)	Total commercial utilized and total commercial committed exposure includes loans and unfunded commitments measured at fair value in accordance with SFAS 159 and is comprised of loans outstanding of $3.61 billion and $3.86 billion, issued letters of credit at notional value of $1.1 billion and $1.1 billion, and unfunded loan commitments at notional value of $20.6 billion and $20.4 billion at June 30, 2007 and March 31, 2007.
(3)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(4)	A negative amount reflects net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation

Net Credit Default Protection by Maturity Profile

	June 30 2007	March 31 2007
Less than or equal to one year	17%	2%
Greater than one year and less than or equal to five years	37	55
Greater than five years	46	43
Total net credit default protection	100%	100%

Net Credit Default Protection by Credit Exposure Debt Rating (1)

(Dollars in millions)

	June 30, 2007			March 31, 2007
Ratings	Net Notional	Percent		Net Notional	Percent
AAA	$6	(0.3	) %	$6	(0.1	) %
AA	36	(1.8)		(102)	2.4
A	(598)	29.3		(1,853)	43.4
BBB	(459)	22.5		(1,874)	43.8
BB	(538)	26.4		(524)	12.3
B	(127)	6.2		(147)	3.4
CCC and below	(55)	2.7		(85)	2.0
NR (2)	(306)	15.0		305	(7.2)
Total net credit default protection	$(2,041)	100.0%		$(4,274)	100.0%

(1)	In order to mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	In addition to unrated names, “NR” includes $(286) million and $301 million in net credit default swaps index positions at June 30, 2007 and March 31, 2007. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation

Selected Emerging Markets (1)

(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/Other Investments (4)	Total Cross-border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure June 30, 2007	Increase (Decrease) from March 31, 2007
By Region/Country
Asia Pacific
South Korea	$253	$578	$83	$3,030	$3,944	$ -	$3,944	$(234)
China (7)	237	60	148	3,488	3,933	-	3,933	198
India	1,040	1,184	359	685	3,268	-	3,268	649
Singapore	267	324	89	448	1,128	-	1,128	310
Taiwan	304	81	80	62	527	505	1,032	264
Hong Kong	115	50	68	348	581	-	581	(120)
Other Asia Pacific (8)	78	26	9	529	642	14	656	92
Total Asia Pacific	2,294	2,303	836	8,590	14,023	519	14,542	1,159
Latin America
Mexico (9)	991	365	19	2,990	4,365	-	4,365	486
Brazil (10)	249	138	4	2,696	3,087	208	3,295	24
Other Latin America (8)	247	261	13	130	651	210	861	(76)
Total Latin America	1,487	764	36	5,816	8,103	418	8,521	434
Middle East and Africa
South Africa	1,080	13	4	129	1,226	-	1,226	974
Other Middle East and Africa (8)	500	190	77	182	949	-	949	13
Total Middle East and Africa	1,580	203	81	311	2,175	-	2,175	987
Central and Eastern Europe (8)	1	22	30	275	328	-	328	56
Total emerging markets exposure	$5,362	$3,292	$983	$14,992	$24,629	$937	$25,566	$2,636

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe excluding Greece. There was no emerging market exposure included in the portfolio measured at fair value in accordance with SFAS 159 at June 30, 2007 and March 31, 2007.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $98 million and $58 million at June 30, 2007 and March 31, 2007. There are less than $1 million of other marketable securities collateralizing derivative assets at June 30, 2007. There were no other marketable securities collateralizing derivative assets at March 31, 2007.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting rules. Cross- border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at June 30, 2007 was $20.2 billion compared to $17.6 billion at March 31, 2007. Local liabilities at June 30, 2007 in Asia Pacific and Latin America were $19.0 billion and $1.2 billion, of which $7.4 billion were in Hong Kong, $6.1 billion in Singapore, $2.4 billion in South Korea, $1.1 billion in Mexico, $998 million in India and $783 million in China. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $3.0 billion in China Construction Bank.
(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, and Central and Eastern Europe, had total foreign exposure of more than $500 million.
(9)	Securities/Other Investments include an investment of $2.7 billion in Grupo Financiero Santander Serfin.
(10)	Securities/Other Investments include an investment of $2.6 billion in Banco Itaú Holding Financeira S.A.

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	June 30 2007	March 31 2007	December 31 2006	September 30 2006	June 30 2006
Residential mortgage	$867	$732	$660	$599	$537
Home equity (1)	496	363	291	211	167
Direct/Indirect consumer (1)	3	2	2	1	2
Other consumer	94	133	77	86	99

Total consumer	1,460	1,230	1,030	897	805

Commercial - domestic (2)	500	501	584	544	606
Commercial real estate	280	189	118	68	59
Commercial lease financing	27	21	42	35	43
Commercial - foreign	17	29	13	36	54

Total commercial	824	740	757	683	762

Total nonperforming loans and leases	2,284	1,970	1,787	1,580	1,567
Foreclosed properties	108	89	69	76	74

Total nonperforming assets (3, 4)	$2,392	$2,059	$1,856	$1,656	$1,641

Loans past due 90 days or more and still accruing (4, 5)	$2,798	$2,870	$3,056	$2,719	$2,433
Nonperforming assets / Total assets (6)	0.16%	0.14%	0.13%	0.11%	0.11%
Nonperforming assets / Total loans, leases and foreclosed properties (6)	0.32	0.29	0.26	0.25	0.25
Nonperforming loans and leases / Total loans and leases (6)	0.30	0.27	0.25	0.24	0.23

Allowance for credit losses:
Allowance for loan and lease losses	$9,060	$8,732	$9,016	$8,872	$9,080
Reserve for unfunded lending commitments	376	374	397	388	395

Total allowance for credit losses	$9,436	$9,106	$9,413	$9,260	$9,475

Allowance for loan and lease losses / Total loans and leases measured at historical cost (6)	1.20%	1.21%	1.28%	1.33%	1.36%
Allowance for loan and lease losses / Total nonperforming loans and leases measured at historical cost	397	443	505	562	579

Commercial criticized exposure (7)	$7,187	$7,119	$7,061	$7,257	$6,925
Commercial criticized exposure / Commercial utilized exposure (7)	2.17%	2.24%	2.20%	2.29%	2.19%

(1)	Home equity nonperforming loan balances of $42 million, $36 million and $33 million at December 31, 2006, September 30, 2006 and June 30, 2006, respectively, have been reclassified to home equity from direct/indirect to conform to the current period presentation.
(2)	Includes nonperforming small business loans of $101 million, $97 million, $79 million, $53 million and $55 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.
(3)	Balances do not include nonperforming loans held-for-sale included in other assets of $73 million, $94 million, $80 million, $99 million and $114 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.
(4)	Balances do not include loans measured at fair value in accordance with SFAS 159. At June 30, 2007 and March 31, 2007 there were no nonperforming loans or loans past due 90 days or more and still accruing interest measured under fair value in accordance with SFAS 159.
(5)	Balances do not include loans held-for-sale past due 90 days or more and still accruing interest included in other assets of $23 million and $107 million at September 30, 2006 and June 30, 2006.
(6)	Ratios do not include loans measured at fair value in accordance with SFAS 159 of $3.61 billion and $3.86 billion at June 30, 2007 and March 31, 2007.
(7)	Criticized exposure and ratios exclude assets held-for-sale and exposure measured at fair value in accordance with SFAS 159. Including assets held-for-sale and commercial loans measured at fair value, the ratios would have been 2.29 percent and 2.44 percent at June 30, 2007 and March 31, 2007. Including assets held-for-sale, the ratios would have been 2.24 percent, 2.22 percent and 2.17 percent at December 31, 2006, September 30, 2006 and June 30, 2006, respectively.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1)

(Dollars in millions)

	Second Quarter 2007		First Quarter 2007		Fourth Quarter 2006 (2, 3)		Third Quarter 2006 (2, 3)		Second Quarter 2006 (2, 3)
Held Basis	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$11	0.02%	$6	0.01%	$9	0.02%	$6	0.01%	$14	0.03%
Credit card - domestic	807	5.76	806	5.66	884	5.86	853	5.42	723	4.46
Credit card - foreign	86	2.88	88	3.22	79	3.03	70	2.94	57	2.72
Home equity	28	0.12	17	0.08	19	0.09	11	0.06	12	0.06
Direct/Indirect consumer	241	1.50	235	1.59	190	1.41	152	1.17	103	0.86
Other consumer	100	4.96	92	4.22	101	3.78	85	3.03	75	2.80

Total consumer	1,273	1.03	1,244	1.06	1,282	1.14	1,177	1.07	984	0.97

Commercial - domestic (4)	228	0.55	184	0.46	123	0.31	111	0.29	50	0.14
Commercial real estate	(1)	(0.01)	3	0.03	1	0.01	2	0.02	1	-
Commercial lease financing	(11)	(0.21)	(1)	(0.03)	12	0.22	-	-	(17)	(0.33)
Commercial - foreign	6	0.10	(3)	(0.05)	(1)	(0.02)	(13)	(0.21)	5	0.08

Total commercial	222	0.36	183	0.31	135	0.22	100	0.17	39	0.07

Total net charge-offs	$1,495	0.81	$1,427	0.81	$1,417	0.82	$1,277	0.75	$1,023	0.65

By Business Segment
Global Consumer and Small Business Banking (5)	$2,662	3.37%	$2,433	3.20%	$2,336	3.09%	$2,109	2.87%	$1,759	2.50%
Global Corporate and Investment Banking	74	0.12	102	0.17	85	0.14	82	0.14	38	0.07
Global Wealth and Investment Management	4	0.03	18	0.11	2	0.01	-	-	(43)	(0.29)
All Other (5)	(1,245)	(4.94)	(1,126)	(4.95)	(1,006)	(4.95)	(914)	(4.22)	(731)	(4.71)

Total net charge-offs	$1,495	0.81	$1,427	0.81	$1,417	0.82	$1,277	0.75	$1,023	0.65

Supplemental managed basis data
Credit card - domestic	$1,786	5.17%	$1,651	4.80%	$1,615	4.61%	$1,479	4.23%	$1,227	3.58%
Credit card - foreign	313	4.31	302	4.37	291	4.30	269	4.17	247	4.13

Total credit card managed net losses	$2,099	5.02	$1,953	4.73	$1,906	4.56	$1,748	4.23	$1,474	3.67

Total commercial	222	0.36	183	0.31	135	0.22	107	0.18	52	0.09
Total managed losses	2,766	1.30	2,572	1.26	2,453	1.23	2,195	1.11	1,811	0.98

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $11 million, $10 million and $7 million, credit card - foreign $4 million, $5 million and $6 million, direct/indirect consumer $6 million, $5 million and $7 million, other consumer $4 million, $6 million and $3 million, and commercial - domestic $0, $0 and $4 million for the three months ended December 31, 2006, September 30, 2006 and June 30, 2006, respectively. The impact of SOP 03-3 was not material for the quarters ended June 30, 2007 and March 31, 2007. Refer to Exhibit A on page 43 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.
(3)	Historical ratios have been adjusted for home equity and direct/indirect consumer due to the reclassification of home equity loan balances from direct/indirect to home equity. The impact on net charge-offs was not material.
(4)	Includes small business net charge-offs of $196 million, $159 million, $115 million, $99 million and $83 million for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, or 5.23 percent, 4.59 percent, 3.44 percent, 3.16 percent and 2.84 percent of average outstanding held small business loans, respectively. Excluding the small business portfolio, the net charge-off ratio for commercial - domestic loans would have been 0.08 percent, 0.07 percent, 0.02 percent, 0.03 percent and (0.09) percent for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.
(5)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1)

(Dollars in millions)

	Six Months Ended June 30
	2007		2006(2, 3)
Held Basis	Amount	Percent	Amount	Percent
Residential mortgage	$17	0.01%	$24	0.03%
Credit card - domestic	1,613	5.71	1,357	4.11
Credit card - foreign	174	3.04	76	1.83
Home equity	45	0.10	21	0.06
Direct/Indirect consumer	476	1.54	182	0.77
Other consumer	192	4.58	117	2.25

Total consumer	2,517	1.05	1,777	0.90

Commercial - domestic (4)	412	0.50	102	0.14
Commercial real estate	2	0.01	-	-
Commercial lease financing	(12)	(0.12)	(40)	(0.39)
Commercial - foreign	3	0.03	6	0.05

Total commercial	405	0.34	68	0.06

Total net charge-offs	$2,922	0.81	$1,845	0.59

By Business Segment:
Global Consumer and Small Business Banking (5)	$5,095	3.29%	$3,177	2.28%
Global Corporate and Investment Banking	176	0.14	80	0.07
Global Wealth and Investment Management	22	0.07	(43)	(0.15)
All Other (5)	(2,371)	(4.95)	(1,369)	(4.76)

Total net charge-offs	$2,922	0.81	$1,845	0.59

Supplemental managed basis data

Credit card - domestic	$3,437	4.99%	$2,300	3.35%
Credit card - foreign	615	4.34	420	3.62

Total credit card managed net losses	$4,052	4.88	$2,720	3.39

Total commercial	405	0.34	92	0.08
Total managed losses	5,338	1.28	3,292	0.91

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $78 million, credit card - foreign $44 million, direct/indirect consumer $67 million, other consumer $31 million and commercial - domestic $17 million for the six months ended June 30, 2006.
The impact of SOP 03-3 was not material for the six months ended June 30, 2007. Refer to Exhibit A on page 43 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.
(3)	Historical ratios have been adjusted for home equity and direct/indirect consumer due to the reclassification of home equity loan balances from direct/indirect to home equity. The impact on net charge-offs was not material.
(4)	Includes small business net charge-offs of $355 million and $147 million for the six months ended June 30, 2007 and 2006, or 4.92 percent and 2.65 percent of average outstanding held small business loans. Excluding the small business portfolio, the net charge-off ratio for commercial - domestic loans would have been 0.08 percent and (0.07) percent for the six months ended June 30, 2007 and 2006.
(5)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation

Global Consumer and Small Business Banking - Reconciliation

(Dollars in millions)

	Six Months Ended June 30, 2007			Six Months Ended June 30, 2006			Second Quarter 2007
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$14,179	$(3,871)	$10,308	$14,059	$(3,792)	$10,267	$7,150	$(1,981)	$5,169
Noninterest income:
Card income	5,127	1,632	6,759	4,635	2,538	7,173	2,676	793	3,469
Service charges	2,865	-	2,865	2,539	-	2,539	1,488	-	1,488
Mortgage banking income	599	-	599	415	-	415	297	-	297
Gains (losses) on sales of debt securities	(1)	-	(1)	(1)	-	(1)	-	-	-
All other income	593	(151)	442	571	(177)	394	328	(74)	254

Total noninterest income	9,183	1,481	10,664	8,159	2,361	10,520	4,789	719	5,508

Total revenue, net of interest expense	23,362	(2,390)	20,972	22,218	(1,431)	20,787	11,939	(1,262)	10,677

Provision for credit losses	5,505	(2,390)	3,115	3,708	(1,431)	2,277	3,094	(1,262)	1,832
Noninterest expense	9,700	-	9,700	9,119	-	9,119	4,969	-	4,969

Income before income taxes	8,157	-	8,157	9,391	-	9,391	3,876	-	3,876
Income tax expense (3)	3,003	-	3,003	3,462	-	3,462	1,417	-	1,417

Net income	$5,154	$-	$5,154	$5,929	$-	$5,929	$2,459	$-	$2,459

Balance sheet
Average - total loans and leases	$312,701	$(101,841)	$210,860	$280,821	$(93,870)	$186,951	$317,246	$(101,905)	$215,341
Period end - total loans and leases	324,452	(102,752)	221,700	285,885	(96,848)	189,037	324,452	(102,752)	221,700

	First Quarter 2007			Fourth Quarter 2006			Third Quarter 2006
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$7,029	$(1,890)	$5,139	$7,156	$(1,929)	$5,227	$7,027	$(1,872)	$5,155
Noninterest income:
Card income	2,451	839	3,290	2,707	996	3,703	2,446	1,032	3,478
Service charges	1,377	-	1,377	1,394	-	1,394	1,410	-	1,410
Mortgage banking income	302	-	302	247	-	247	215	-	215
Gains (losses) on sales of debt securities	(1)	-	(1)	(1)	-	(1)	-	-	-
All other income	265	(77)	188	258	(90)	168	382	(68)	314

Total noninterest income	4,394	762	5,156	4,605	906	5,511	4,453	964	5,417

Total revenue, net of interest expense	11,423	(1,128)	10,295	11,761	(1,023)	10,738	11,480	(908)	10,572

Provision for credit losses	2,411	(1,128)	1,283	2,777	(1,023)	1,754	2,049	(908)	1,141
Noninterest expense	4,731	-	4,731	4,849	-	4,849	4,709	-	4,709

Income before income taxes	4,281	-	4,281	4,135	-	4,135	4,722	-	4,722
Income tax expense (3)	1,586	-	1,586	1,526	-	1,526	1,736	-	1,736

Net income	$2,695	$-	$2,695	$2,609	$-	$2,609	$2,986	$-	$2,986

Balance sheet
Average - total loans and leases	$308,105	$(101,776)	$206,329	$299,615	$(99,765)	$199,850	$291,029	$(97,371)	$193,658
Period end - total loans and leases	309,992	(102,363)	207,629	307,661	(101,865)	205,796	294,207	(98,683)	195,524

	Second Quarter 2006
	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$6,967	$(1,846)	$5,121
Noninterest income:
Card income	2,528	1,136	3,664
Service charges	1,349	-	1,349
Mortgage banking income	210	-	210
Gains (losses) on sales of debt securities	-	-	-
All other income	323	(67)	256

Total noninterest income	4,410	1,069	5,479

Total revenue, net of interest expense	11,377	(777)	10,600

Provision for credit losses	1,807	(777)	1,030
Noninterest expense	4,508	-	4,508

Income before income taxes	5,062	-	5,062
Income tax expense (3)	1,858	-	1,858

Net income	$3,204	$-	$3,204

Balance sheet
Average - total loans and leases	$282,390	$(94,952)	$187,438
Period end - total loans and leases	285,885	(96,848)	189,037

(1)	Provision for credit losses represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

The Corporation reports its Global Consumer and Small Business Banking’s results, specifically Card Services, on a managed basis. This basis of presentation excludes the Corporation’s securitized mortgage and home equity portfolios for which the Corporation retains servicing. Reporting on a managed basis is consistent with the way that management as well as analysts evaluate the results of Global Consumer and Small Business Banking. Managed basis assumes that loans that have been securitized were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. Loan securitization removes loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualified special purpose entity which is excluded from the Corporation’s Consolidated Financial Statements in accordance with generally accepted accounting principles (GAAP).

The performance of the managed portfolio is important in understanding Global Consumer and Small Business Banking’s and Card Services’ results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, retained excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. Global Consumer and Small Business Banking’s managed income statement line items differ from a held basis reported as follows:

•

Managed net interest income includes Global Consumer and Small Business Banking’s net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•

Managed noninterest income includes Global Consumer and Small Business Banking’s noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record managed net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also includes the impact of adjustments to the interest-only strip that are recorded in card income as management continues to manage this impact within Global Consumer and Small Business Banking.

•	Provision for credit losses represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

All of these securitization adjustments relate to the Card Services’ business within Global Consumer and Small Business Banking.

This information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation

All Other - Reconciliation

(Dollars in millions)

	Six Months Ended June 30, 2007			Six Months Ended June 30, 2006			Second Quarter 2007
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(3,715)	$3,871	$156	$(2,884)	$3,792	$908	$(1,945)	$1,981	$36
Noninterest income:
Card income	1,397	(1,632)	(235)	2,129	(2,538)	(409)	676	(793)	(117)
Equity investment gains	2,615	-	2,615	1,148	-	1,148	1,719	-	1,719
Gains (losses) on sales of debt securities	63	-	63	(4)	-	(4)	2	-	2
All other income	(313)	151	(162)	(418)	177	(241)	(255)	74	(181)

Total noninterest income	3,762	(1,481)	2,281	2,855	(2,361)	494	2,142	(719)	1,423

Total revenue, net of interest expense	47	2,390	2,437	(29)	1,431	1,402	197	1,262	1,459

Provision for credit losses	(2,625)	2,390	(235)	(1,440)	1,431	(9)	(1,311)	1,262	(49)
Merger and restructuring charges	186	-	186	292	-	292	75	-	75
All other noninterest expense	208	-	208	696	-	696	(130)	-	(130)

Income before income taxes	2,278	-	2,278	423	-	423	1,563	-	1,563
Income tax expense (3)	684	-	684	134	-	134	550	-	550

Net income	$1,594	$-	$1,594	$289	$-	$289	$1,013	$-	$1,013

Balance sheet
Average - total loans and leases	$96,671	$101,841	$198,512	$57,983	$93,870	$151,853	$101,094	$101,905	$202,999
Period end - total loans and leases	107,429	102,752	210,181	86,429	96,848	183,277	107,429	102,752	210,181

	First Quarter 2007			Fourth Quarter 2006			Third Quarter 2006
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(1,770)	$1,890	$120	$(1,628)	$1,929	$301	$(1,419)	$1,872	$453
Noninterest income:
Card income	721	(839)	(118)	826	(996)	(170)	841	(1,032)	(191)
Equity investment gains	896	-	896	1,031	-	1,031	687	-	687
Gains (losses) on sales of debt securities	61	-	61	9	-	9	(480)	-	(480)
All other income	(58)	77	19	(120)	90	(30)	634	68	702

Total noninterest income	1,620	(762)	858	1,746	(906)	840	1,682	(964)	718

Total revenue, net of interest expense	(150)	1,128	978	118	1,023	1,141	263	908	1,171

Provision for credit losses	(1,314)	1,128	(186)	(1,136)	1,023	(113)	(920)	908	(12)
Merger and restructuring charges	111	-	111	244	-	244	269	-	269
All other noninterest expense	338	-	338	31	-	31	116	-	116

Income before income taxes	715	-	715	979	-	979	798	-	798
Income tax expense (3)	134	-	134	262	-	262	226	-	226

Net income	$581	$-	$581	$717	$-	$717	$572	$-	$572

Balance sheet
Average - total loans and leases	$92,198	$101,776	$193,974	$80,663	$99,765	$180,428	$85,962	$97,371	$183,333
Period end - total loans and leases	97,085	102,363	199,448	90,594	101,865	192,459	76,399	98,683	175,082

	Second Quarter 2006
	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(1,404)	$1,846	$442
Noninterest income:
Card income	961	(1,136)	(175)
Equity investment gains	577	-	577
Gains (losses) on sales of debt securities	(5)	-	(5)
All other income	(159)	67	(92)

Total noninterest income	1,374	(1,069)	305

Total revenue, net of interest expense	(30)	777	747

Provision for credit losses	(784)	777	(7)
Merger and restructuring charges	194	-	194
All other noninterest expense	280	-	280

Income before income taxes	280	-	280
Income tax expense (3)	186	-	186

Net income	$94	$-	$94

Balance sheet
Average - total loans and leases	$62,383	$94,952	$157,335
Period end - total loans and leases	86,429	96,848	183,277

(1)	Provision for credit losses represents the provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Exhibit A: Non-GAAP Reconciliations - continued

Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3 (1, 2)

Net Charge-offs and Net Charge-off Ratios As Reported

	Six Months Ended June 30, 2006			Fourth Quarter 2006			Third Quarter 2006			Second Quarter 2006
		Average Outstanding			Average Outstanding			Average Outstanding			Average Outstanding
(Dollars in millions)	Amount	Loans and Leases	Percent (3)	Amount	Loans and Leases	Percent (3)	Amount	Loans and Leases	Percent (3)	Amount	Loans and Leases	Percent (3)
Residential mortgage	$24	$191,046	0.03%	$9	$225,985	0.02%	$6	$222,889	0.01%	$14	$197,228	0.03%
Credit card - domestic	1,357	66,566	4.11	884	59,802	5.86	853	62,508	5.42	723	64,980	4.46
Credit card - foreign	76	8,354	1.83	79	10,375	3.03	70	9,455	2.94	57	8,305	2.72
Home equity	21	74,166	0.06	19	84,904	0.09	11	79,899	0.06	12	75,894	0.06
Direct/Indirect consumer	182	47,407	0.77	190	53,481	1.41	152	51,536	1.17	103	48,003	0.86
Other consumer	117	10,581	2.25	101	10,597	3.78	85	11,076	3.03	75	10,804	2.80

Total consumer	1,777	398,120	0.90	1,282	445,144	1.14	1,177	437,363	1.07	984	405,214	0.97

Commercial - domestic	102	146,580	0.14	123	158,604	0.31	111	153,007	0.29	50	148,445	0.14
Commercial real estate	-	36,713	-	1	36,851	0.01	2	37,471	0.02	1	36,749	-
Commercial lease financing	(40)	20,705	(0.39)	12	21,159	0.22	-	20,875	-	(17)	20,896	(0.33)
Commercial - foreign	6	23,745	0.05	(1)	21,840	(0.02)	(13)	24,761	(0.21)	5	24,345	0.08

Total commercial	68	227,743	0.06	135	238,454	0.22	100	236,114	0.17	39	230,435	0.07

Total net charge-offs	$1,845	$625,863	0.59	$1,417	$683,598	0.82	$1,277	$673,477	0.75	$1,023	$635,649	0.65

Impact of SOP 03-3 (4)
Residential mortgage	$-			$-			$-			$-
Credit card - domestic	78			11			10			7
Credit card - foreign	44			4			5			6
Home equity	-			-			-			-
Direct/Indirect consumer	67			6			5			7
Other consumer	31			4			6			3

Total consumer	220			25			26			23

Commercial - domestic	17			-			-			4
Commercial real estate	-			-			-			-
Commercial lease financing	-			-			-			-
Commercial - foreign	-			-			-			-

Total commercial	17			-			-			4

Total net charge-offs	$237			$25			$26			$27

Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3
Residential mortgage	$24	$191,046	0.03%	$9	$225,985	0.02%	$6	$222,889	0.01%	$14	$197,228	0.03%
Credit card - domestic	1,435	66,566	4.35	895	59,802	5.93	863	62,508	5.48	730	64,980	4.50
Credit card - foreign	120	8,354	2.90	83	10,375	3.22	75	9,455	3.13	63	8,305	3.02
Home equity	21	74,166	0.06	19	84,904	0.09	11	79,899	0.06	12	75,894	0.06
Direct/Indirect consumer	249	47,407	1.06	196	53,481	1.45	157	51,536	1.22	110	48,003	0.91
Other consumer	148	10,581	2.85	105	10,597	3.93	91	11,076	3.22	78	10,804	2.93

Total consumer	1,997	398,120	1.01	1,307	445,144	1.17	1,203	437,363	1.09	1,007	405,214	1.00

Commercial - domestic	119	146,580	0.16	123	158,604	0.31	111	153,007	0.29	54	148,445	0.15
Commercial real estate	-	36,713	-	1	36,851	0.01	2	37,471	0.02	1	36,749	-
Commercial lease financing	(40)	20,705	(0.39)	12	21,159	0.22	-	20,875	-	(17)	20,896	(0.33)
Commercial - foreign	6	23,745	0.05	(1)	21,840	(0.02)	(13)	24,761	(0.21)	5	24,345	0.08

Total commercial	85	227,743	0.08	135	238,454	0.22	100	236,114	0.17	43	230,435	0.07

Total net charge-offs	$2,082	$625,863	0.67	$1,442	$683,598	0.84	$1,303	$673,477	0.77	$1,050	$635,649	0.66

(1) Average outstanding loans and leases and historical ratios have been adjusted for home equity and direct/indirect consumer due to the reclassification of home equity loan balances from direct/indirect to home equity. The impact on net charge-offs was not material.

(2) The impact of SOP 03-3 was immaterial for the three months ended March 31, 2007 and June 30, 2007, and for the six months ended June 30, 2007.

(3) Percentage amounts are calculated as annualized net charge-offs divided by average outstanding loans and leases during the period for each loan category.

(4) The impact of SOP 03-3 on average outstanding loans and leases for the three months ended June 30, 2006, September 30, 2006 and December 31, 2006, and for the six months ended June 30, 2006 was immaterial.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43